Exhibit 10.36 Indenture of Trust

                     THE PENDER COUNTY INDUSTRIAL FACILITIES
                    AND POLLUTION CONTROL FINANCING AUTHORITY


                                       to


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION



                            ------------------------

                               INDENTURE OF TRUST

                            ------------------------





                            Dated as of June 1, 1997



                                   Relating to
               $7,000,000 The Pender County Industrial Facilities
                    and Pollution Control Financing Authority
                      Industrial Development Revenue Bonds
                    (Leslie-Locke, Inc. Project), Series 1997



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

                              INDENTURE OF TRUST

                              TABLE OF CONTENTS

(This Table of Contents is not a part of the Indenture of Trust and is only for convenience of reference.)

Parties......................................................................1
Recitals.....................................................................1
Granting Clauses.............................................................2

                                   ARTICLE I
                                  DEFINITIONS

Section 101.  Definitions..................................................  4
Section 102.  Use of Words................................................. 11

                                  ARTICLE II
                                   THE BONDS

Section 201.  Authorized Amount of Bonds................................... 11
Section 202.  Details of Bonds............................................. 11
Section 203.  Form......................................................... 15
Section 204.  Payment...................................................... 15
Section 205.  Execution.................................................... 16
Section 206.  Limited Obligation........................................... 16
Section 207.  Authentication............................................... 17
Section 208.  Delivery of the Bonds........................................ 17
Section 209.  Mutilated, Destroyed or Lost Bonds........................... 17
Section 210.  Registration and Transfer of Bonds........................... 18
Section 211.  Cancellation................................................. 19
Section 212.  Temporary Bonds.............................................. 19
Section 213.  Additional Bonds............................................. 19
Section 214.  Book Entry System. .......................................... 21
Section 215.  CUSIP Numbers................................................ 22

                                  ARTICLE III
                      REDEMPTION OF BONDS BEFORE MATURITY

Section 301.  Redemption and Purchase of Bonds............................. 23
Section 302.  Notice....................................................... 26
Section 303.  Redemption Payments.......................................... 26
Section 304.  Cancellation................................................. 26
Section 305.  Partial Redemption of Bonds.................................. 26
Section 306.  Selection of Bonds for Redemption............................ 27


                                     (i)

Section 307.  Mandatory Purchase of Bonds.................................. 27

                                  ARTICLE IV
                               GENERAL COVENANTS

Section 401.  Payment of Principal, Premium, if any, and Interest.......... 28
Section 402.  Performance of Covenants..................................... 28
Section 403.  Instruments of Further Assurance............................. 29
Section 404.  Recordation and Other Instruments............................ 29
Section 405.  Inspection of Project Books.................................. 29
Section 406.  Rights Under Loan Agreement and Letter of Credit............. 29
Section 407.  Prohibited Activities........................................ 29
Section 408.  Transfer and Return of Letter of Credit...................... 30
Section 409.  Substitute Letter of Credit.................................. 30

                                   ARTICLE V
                              REVENUES AND FUNDS

Section 501.  Creation of Bond Fund........................................ 31
Section 502.  Payments Into Bond Fund...................................... 32
Section 503.  Use of Moneys in Bond Fund................................... 32
Section 504.  Withdrawals from Bond Fund................................... 33
Section 505.  Non-Presentment of Bonds..................................... 33
Section 506.  Fees, Expenses and Charges of Issuer, Trustee,
              Remarketing Agent, and Paying Agent.......................... 33
Section 507.  Moneys to be Held in Trust................................... 34
Section 508.  Payment of Excess Amounts.................................... 34
Section 509.  Letter of Credit............................................. 34
Section 510.  Rebate Fund.................................................. 35
Section 511.  Creation of Bond Purchase Fund............................... 36

                                  ARTICLE VI
                   CUSTODY AND APPLICATION OF BOND PROCEEDS

Section 601.  Creation of Construction Fund................................ 37
Section 602.  Payments into Construction Fund.............................. 37
Section 603.  Cost of the Project.......................................... 37
Section 604.  Payments from Construction Fund.............................. 38
Section 605.  Disposition of Balance in Construction Fund.................. 39
Section 606.  Disposition of Balance in Construction Fund upon Default..... 39

                                  ARTICLE VII
                                  INVESTMENTS

Section 701.  Investment of Moneys......................................... 39


                                     (ii)

                                 ARTICLE VIII
                RIGHTS OF THE COMPANY UNDER THE LOAN AGREEMENT
Section 801.  Rights of Company Under Loan Agreement....................... 41

                                  ARTICLE IX
          DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND BONDHOLDERS

Section 901.  Events of Default............................................ 41
Section 902.  Acceleration................................................. 42
Section 903.  Other Remedies; Rights of Bondholders........................ 43
Section 904.  Right of Bondholders to Direct Proceedings................... 43
Section 905.  Appointment of Receiver...................................... 43
Section 906.  Waiver....................................................... 44
Section 907.  Application of Moneys........................................ 44
Section 908.  Remedies Vested in Trustee................................... 45
Section 909.  Rights and Remedies of Bondholders........................... 45
Section 910.  Termination of Proceedings................................... 46
Section 911.  Waivers of Events of Default................................. 46
Section 912.  Disposition of Amounts Drawn on Letter of Credit;
              Assignment of Rights to Contest.............................. 47
Section 913.  Letter of Credit Bank Deemed Owner........................... 47
Section 914.  Subrogation Rights of the Bank............................... 48

                                   ARTICLE X
                               DISCHARGE OF LIEN

Section 1001.  Discharge of Lien........................................... 48
Section 1002.  Effect of Discharge on Bonds................................ 50

                                  ARTICLE XI
                   TRUSTEE; PAYING AGENTS; REMARKETING AGENT

Section 1101.  Acceptance of Trusts........................................ 50
Section 1102.  Fees, Charges and Expenses of Trustee and Paying
               Agents; Trustee's Prior Lien................................ 52
Section 1103.  Notice to Bondholders of Default............................ 53
Section 1104.  Intervention by Trustee..................................... 53
Section 1105.  Merger or Consolidation of Trustee.......................... 53
Section 1106.  Resignation by Trustee...................................... 54
Section 1107.  Removal of Trustee.......................................... 54
Section 1108.  Appointment of Successor Trustee............................ 54
Section 1109.  Concerning Any Successor Trustee............................ 55
Section 1110.  Reliance Upon Instruments................................... 55
Section 1111.  Appointment of Co-Trustee................................... 55
Section 1112.  Designation and Succession of Paying Agents................. 56


                                    (iii)

Section 1113.  Remarketing Agent........................................... 56
Section 1114.  Qualifications of Remarketing Agent......................... 57

                                  ARTICLE XII
                       PURCHASE AND REMARKETING OF BONDS

Section 1201.  Remarketing of Bonds........................................ 57
Section 1202.  Purchase of Bonds........................................... 59
Section 1203.  Delivery of Bonds........................................... 59
Section 1204.  Drawings on Letter of Credit................................ 60
Section 1205.  Delivery of Proceeds of Sale................................ 60
Section 1206.  Issuer to Cooperate......................................... 60
Section 1207.  No Remarketing After Default................................ 60
Section 1208.  Duties of Trustee........................................... 60
Section 1209.  No Remarketing Under Certain Conditions..................... 61

                                 ARTICLE XIII
                            SUPPLEMENTAL INDENTURES

Section 1301.  Supplemental Indentures Not Requiring Consent of Bondholders 61
Section 1302.  Supplemental Indentures Requiring Consent of Bondholders.... 62
Section 1303.  Consent of Company and Bank; Bond Counsel Opinion........... 63

                                  ARTICLE XIV
                       AMENDMENT TO LOAN AGREEMENT, NOTE
                             AND LETTER OF CREDIT

Section 1401.  Amendments Not Requiring Consent of Bondholders............. 63
Section 1402.  Amendments Requiring Consent of Bondholders................. 64

                                  ARTICLE XV
                                 MISCELLANEOUS

Section 1501.  Consents, etc............................................... 64
Section 1502.  Notices..................................................... 64
Section 1503.  Limitation of Rights........................................ 66
Section 1504.  Severability................................................ 66
Section 1505.  Applicable Provisions of Law................................ 67
Section 1506.  Counterparts................................................ 67
Section 1507.  Successors and Assigns...................................... 67
Section 1508.  Captions.................................................... 67
Section 1509.  Photocopies and Reproductions............................... 67
Section 1510.  Bonds Owned by the Issuer or the Company.................... 67
Section 1511.  Limitation of Liability of Directors, Officers of
               Issuer and the Trustee...................................... 67
Section 1512.  Bank as Third Party Beneficiary............................. 68


                                     (iv)

Section 1513.  Expiration of Letter of Credit.............................. 68
Section 1514.  Trustee Books Open for Inspection........................... 68

Signatures and Seals........................................................66

Exhibit A -- Form of Variable Rate Bond
Exhibit B -- Form of Fixed Rate Bond
Exhibit C -- Form of Requisition


                                     (v)

                              INDENTURE OF TRUST


      This INDENTURE OF TRUST, dated as of June 1, 1997 (the "Indenture"), by and between THE PENDER COUNTY INDUSTRIAL FACILITIES AND POLLUTION CONTROL FINANCING AUTHORITY, a public body politic and corporate under the laws of the State of North Carolina (the "Issuer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking institution (the "Trustee");

                             W I T N E S S E T H :

      WHEREAS, the Industrial and Pollution Control Facilities Financing Act, Chapter 159C of the General Statutes of North Carolina, as amended (the "Act"), authorizes the creation of industrial facilities and pollution control financing authorities by the several counties in North Carolina and empowers such authorities to acquire, construct, own, repair, maintain, extend, improve, rehabilitate, renovate, furnish, equip and sell, lease, exchange, transfer or otherwise dispose of industrial or manufacturing facilities to the end that such authorities may be able to promote the right to gainful employment opportunity and private industry, and thereby promote the general welfare of the inhabitants of North Carolina, by exercising such powers to aid in financing industrial or manufacturing facilities for the purpose of alleviating unemployment or raising below average manufacturing wages and further authorizes such authority to loan to others the proceeds of bonds issued for the purpose of paying for all or any part of an industrial or manufacturing facility, to mortgage and pledge any or all of such facilities, whether then owned or thereafter acquired, as security for the payment of the principal of, premium, if any, and interest on any such bonds and any agreements made in connection therewith and to pledge or assign the revenues and receipts from such facilities or loan or from any other source to the payment of such bonds; and

      WHEREAS, the Issuer has been duly organized pursuant to the Act; and

      WHEREAS, in order to further the purposes of the Act, the Issuer has proposed to assist the Company (as defined below) by reimbursing the Company for the costs of construction of a 156,000 square foot expansion to the Company's existing facility, and acquisition and installation of equipment therein for the manufacture of building products in Pender County, North Carolina (the "Project"), whereby the proceeds to be received from the sale thereof will be loaned to Leslie-Locke, Inc., a Delaware corporation (the "Company"), pursuant to a Loan Agreement between the Issuer and the Company dated as of the date of this Indenture of Trust (the "Loan Agreement"); and

      WHEREAS, the Issuer intends to assign to the Trustee as security for the Bonds certain of the Issuer's rights under the Loan Agreement and the Company's promissory note in the principal amount of $7,000,000 (the "Note") issued by the Company and delivered to the Issuer pursuant to the Loan Agreement; and

      WHEREAS, the Company has caused an irrevocable Letter of Credit to be issued by Branch Banking and Trust Company (the "Bank") as additional security for the Bonds pursuant to a Letter of Credit and Reimbursement Agreement between the Bank and the Company dated as of June 1, 1997 (the "Reimbursement Agreement"); and

      WHEREAS, the execution and delivery of this Indenture and the issuance, sale and delivery of the Issuer's bonds under the Act as herein provided have been in all respects approved and duly and validly authorized by resolutions duly adopted by the Issuer; and

      WHEREAS, the Issuer has determined to issue its Industrial Development Revenue Bonds in an aggregate principal amount of Seven Million Dollars ($7,000,000) (the "Bonds") to reimburse the Company for cost of acquiring, constructing and equipping the Project, including necessary expenses incidental thereto; and

      WHEREAS, such Bonds and the Trustee's certificate of authentication to be endorsed thereon are to be in substantially the form attached hereto as Exhibit A, with appropriate variations, omissions and inserts as are permitted or required by this Indenture; and

      WHEREAS, the Bonds are limited obligations of the Issuer, payable solely from the revenues and receipts derived from the Loan Agreement, and neither the faith and credit nor the taxing powers of the Issuer or Pender County are pledged to the payment of the Bonds; and

      WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Issuer according to the import thereof, and to constitute this Indenture a valid assignment and pledge of revenues to the payment of the principal of and premium, if any, and interest on the Bonds, in accordance with the provisions hereof, have or will have been done and performed, and the creation, execution and delivery of this Indenture of Trust and the creation, execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

      NOW, THEREFORE, KNOW ALL PERSONS BY THESE PRESENTS, THIS INDENTURE
WITNESSETH:

                               GRANTING CLAUSES

      That the Issuer, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, (i) as security for the payment of the principal of and premium, if any, and interest on the Bonds, and the purchase price therefor, as hereinafter defined and for the funds which may be advanced by the Trustee pursuant hereto and the performance and observance by the Issuer of the covenants and obligations expressed herein and in the Bonds, and (ii) to secure payment of all amounts owed to the Bank pursuant to the Reimbursement Agreement as a result and to the extent of funds drawn under the Letter of Credit by the Trustee, does hereby irrevocably pledge, grant, bargain, sell, convey, transfer and assign unto and grant a lien and security interest to, the Trustee, and its successor or successors in trust, the following described property (collectively, the "Trust Estate"):

            1. All rights, title and interest of the Issuer in and to the Loan Agreement (except for the rights of the Issuer under Sections 4.1(c), 6.4, 6.6 and 8.5 thereof and any rights of the Issuer to receive notices, certificates, or other communications or to give its consent thereunder), and the Note and all revenues (and receipts) and the proceeds of all thereof;

            2. All the rights and interest of the Issuer in and to the Bond Fund (as hereinafter defined), Bond Purchase Fund (as hereinafter defined) and Construction Fund (as hereinafter defined), and all moneys and investments therein, but subject to the provisions of this Indenture pertaining thereto, including those pertaining to the making of disbursements therefrom; and

            3. All moneys, securities and obligations from time to time held by the Trustee under the terms of this Indenture (except for moneys, securities or obligations deposited with or paid to the Trustee for redemption or payment of Bonds which are deemed to have been paid in accordance with Article IX hereof and funds held pursuant to Sections 202(e), 505, 506, 510 and 1204 hereof, which shall be held by the Trustee in accordance with the provisions of said Article IX or Sections 204, 505, 506, 510 and 1204 as the case may be), and any and all real and personal property of every name and nature from time to time hereafter by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred, as and for additional security hereunder by the Issuer or by anyone in its behalf or with its written consent to the Trustee which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;

      TO HAVE AND TO HOLD all the same with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be, to the Trustee and its successors in said trusts and to them and their assigns forever;

      IN TRUST, NEVERTHELESS, upon the terms and trust herein set forth for the equal and proportionate benefit, security and protection of all owners of the Bonds issued under and secured by this Indenture to the extent of any obligations due thereunder, as their respective interests may appear, without privilege, priority or distinction of any of the Bonds over any of the other of the Bonds and for the Bank to secure payment and performance by the Company of its obligations under the Reimbursement Agreement; provided, however, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of the Bonds and the interest due thereon at the times and in the manner provided in the Bonds according to the true intent and meaning thereof, and shall make the payments into the Bond Fund as required hereunder or shall provide, as permitted hereby, for the payment thereof by depositing or causing to be deposited with the Trustee the amount specified herein, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, and the Company shall have paid or performed all obligations owing to the Bank under the Reimbursement Agreement to the extent of payments made by it under the Letter of Credit, then upon such final payments this Indenture and the rights hereby granted shall cease, determine and be void; otherwise, this Indenture to be and remain in full force and effect; and

      THIS INDENTURE FURTHER WITNESSETH that, and it is expressly declared, all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all said revenues and income hereby pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective owners, from time to time of the Bonds, as follows:

                                   ARTICLE I
                                  DEFINITIONS

      Section 101. Definitions. In addition to the words and terms elsewhere defined in this Indenture or in the Loan Agreement, the following words and terms as used in this Indenture shall have the following meanings unless the context or use indicates another or different meaning:

      "Act" shall mean Chapter 159C of the General Statutes of North Carolina and any successor provisions thereto.

      "Additional Bonds" shall mean any bonds issued pursuant to Section 213.

      "Authorized Company Representative" shall mean the person or persons at the time designated to act on behalf of the Company, such designation in each case to be evidenced by a certificate furnished to the Issuer and the Trustee containing the specimen signature of such person or persons and signed on behalf of the Company by its President, any Vice President, Treasurer or Assistant Treasurer, or Secretary or Assistant Secretary. Such certificate may designate an alternate or alternates.

      "Available Moneys" shall mean moneys which have been on deposit with the Trustee for at least 366 days during which no Event of Bankruptcy with respect to the Company or the Issuer shall have occurred, and the proceeds from the investment thereof; provided that, if a petition giving rise to an Event of Bankruptcy is filed during such one year period and such petition is dismissed and the dismissal is final and not subject to appeal, the period shall continue to run and no Event of Bankruptcy shall be deemed to have occurred during such period.

      "Bank" shall mean Branch Banking and Trust Company, in its capacity as issuer of the Letter of Credit, its successors in such capacity and their assigns, or any bank issuing a Substitute Letter of Credit.

      "Beneficial Owner" means the Person in whose name a Bond is recorded as beneficial owner of such Bond by the Securities Depository or a Participant or an Indirect Participant on the records of such Securities Depository, Participant or Indirect Participant, as the case may be, or such Person's subrogee.

      "Bond Counsel" shall mean initially Hunton & Williams, and any other firm of nationally recognized municipal bond counsel selected by the Company and acceptable to the Issuer and the Trustee.

      "Bond Registrar" shall mean the Trustee.

      "Bond Fund" shall mean the fund by that name created and established in
Section 501 of this Indenture.

      "Bond Purchase Fund" shall mean the fund by that name created and established by Section 511 of this Indenture.

      "Bonds" shall mean The Pender County Industrial Facilities and Pollution Control Financing Authority Industrial Development Revenue Bonds (Leslie-Locke, Inc. Project), Series 1997, in the aggregate principal amount of $7,000,000, issued under and secured by this Indenture.

      "Book Entry System" means a book entry system established and operated for the recordation of Beneficial Owners of the Bonds pursuant to Section 214.

      "Business Day" shall mean a day of the year, other than a Saturday or a Sunday, on which banks located in the cities in which the principal corporate trust office of the Trustee, the principal office of any Paying Agent and the principal office of the Bank are located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

      "Certificate of Authentication" shall mean the certificate described in
Section 207 of this Indenture.

      "Chairman" shall mean the person holding the office and performing the duties of the Chairman of the Issuer.

      "Code" shall mean the Internal Revenue Code of 1986, as amended, the regulations (whether proposed, temporary or final) under that Code or the statutory predecessor of that Code, and any amendments of, or successor provisions to, the foregoing and any official rulings, announcements, notices, procedures and judicial determinations regarding any of the foregoing, all as and to the extent applicable. Unless otherwise indicated, reference to a Section of the Code means that Section of the Code, including such applicable regulations, rulings, announcements, notices, procedures and determinations pertinent to that Section of the Code.

      "Commission" means the Local Government Commission of North Carolina, a division of the North Carolina Department of State Treasurer, and any successor or successors thereto.

      "Company" shall mean Leslie-Locke, Inc., a corporation organized and existing under the laws of the State of Delaware, and its permitted successors and assigns under the Loan Agreement.

      "Construction Fund" shall mean the fund created under Section 601 hereof.

      "Conversion Date" shall mean the date specified by the Company pursuant to
Section 202(d) hereof, on which the variable rate feature borne by the Bonds shall be terminated and the Bonds shall thereafter bear interest at a Fixed Rate.

      "Cost of the Project" shall have the meaning set forth in Section 603 hereof.

      "Credit Modification Date" shall mean a Substitution Date if either of the following occurs:

                  (i) if the Bonds are then rated by a Rating Agency, the Company provides notice that a Substitute Letter of Credit will be provided in accordance with Section 409 hereof but fails to deliver to the Trustee the letter from any Rating Agency then rating the Bonds as required by Section 409(c) hereof, or (2) the Company delivers such notice and the letter required by Section 409(c) but prior to the Substitution Date, such Rating Agency revokes such letter, or (3) the Company delivers such notice and letter but such Substitute Letter of Credit is not delivered to, and accepted by, the Trustee on or prior to the Substitution Date; or

                  (ii) the Bonds are not then rated and (1) the Company provides notice that a Substitute Letter of Credit will be provided in accordance with Section 409 hereof but fails to deliver to the Trustee the evidence required by Section 409(d) hereof, or (2) the Company delivers such notice and evidence but such Substitute Letter of Credit is not delivered to, and accepted by, the Trustee on or prior to the Substitution Date.

      "Event of Bankruptcy" shall mean (a) with the respect to the Company and the Issuer, the filing of a petition in bankruptcy by or against the Company or the Issuer under the United States Bankruptcy Code or the commencement of a proceeding by or against the Company or the Issuer under any other law concerning insolvency, reorganization or bankruptcy; and (b) with respect to the Bank, the Bank shall become insolvent or bankrupt or fail to pay its debts generally as such debts become due or shall admit in writing its inability to pay any of its indebtedness or shall consent to or petition for or apply to any authority for the appointment of a receiver, liquidator or trustee or similar official for itself or for all or any substantial part of its properties or assets or any such trustee, receiver, liquidator or similar official is otherwise appointed or bankruptcy, insolvency, reorganization, arrangement or liquidation proceedings or similar proceedings shall be instituted by or against the Bank or entry of an order of relief by or against the Bank.

      "Event of Default" shall mean any event of default specified in Section 1001 hereof.

      "Fixed Rate" shall mean the fixed rate of interest on the Bonds determined pursuant to Section 202(d) hereof.

      "Government Securities" shall mean (i) direct obligations of the United States of America, and (ii) obligations unconditionally guaranteed by the United States of America, and the full and timely payment of which securities, receipts or obligations is unconditionally guaranteed by the United States of America (including any securities described in (i) or (ii) issued or held in book-entry form on the books of the Department of the Treasury of the United States of America), which obligations, in either case, are not subject to redemption prior to maturity at less than par at the option of anyone other than the holder thereof. "Government Securities" shall include short term money market funds comprised either entirely of the foregoing or of a portfolio which is limited to such obligations and repurchase agreements fully collateralized by such obligations. Such money market funds may include funds advised by the Trustee.

      "Holder" or "bondholder" or "Bondholder" or "owner of the Bonds" or "registered owner" shall mean the registered owner of any Bond.

      "Indenture" shall mean this Indenture of Trust and any amendments and supplements hereto.

      "Indirect Participant" means a broker-dealer, bank or other financial institution for which the Securities Depository holds Bonds as a securities depository through a Participant.

      "Interest Payment Date" shall mean the first day of each March, June, September and December, commencing September 1, 1997, prior to and including the Conversion Date, and each June 1 and December 1 after the Conversion Date, provided that, if such day shall not be a Business Day, payment shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due.

      "Issuer" shall mean The Pender County Industrial Facilities and Pollution Control Financing Authority, a political subdivision and a body corporate and politic of the State of North Carolina, and its successors and assigns.

      "Letter of Credit" shall mean the irrevocable letter of credit in an amount not to exceed $7,466,666 dated the date of the issuance of the Bonds and issued by the Bank to the Trustee at the request and for the account of the Company pursuant to the Reimbursement Agreement, including any permitted amendments thereto and any renewals or substitutes therefor, or any Substitute Letter of Credit.

      "Loan Agreement" shall mean the Loan Agreement dated as of June 1, 1997, by and between the Issuer and the Company, and any amendments and supplements thereto.

      "Maximum Rate" shall mean 12% per annum, or such greater rate not exceeding 15% as shall be fixed, at one time or from time to time, in a certificate filed by the Issuer (at the direction of the Company), provided that in order to increase the maximum rate to any rate greater than 12% during the variable rate period, the Company shall have caused to be filed with the Trustee a Substitute Letter of Credit in an amount sufficient to pay the principal of the Outstanding Bonds, plus interest at such new rate fixed in the certificate for a period of not less than 111 days plus a premium of 3% of the principal of the Bonds Outstanding.

      "Minimum Denominations" shall mean $100,000 and $5,000 multiples in excess thereof (except that to the extent that less than $100,000 in principal amount of Bonds is outstanding, "Minimum Denominations" shall mean such lesser amount); provided that, following the Conversion Date, "Minimum Denominations" shall mean $5,000 and integral multiples thereof if the conditions described in Section 202(f) hereof are satisfied.

      "Moody's" shall mean Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successor and assigns and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company with the approval of the Remarketing Agent, by notice to the Issuer and the Trustee.

      "Net Proceeds", when used with respect to any insurance recovery or condemnation award with respect to the Project, shall mean the gross proceeds from such insurance recovery or condemnation award less payment of reasonable attorneys' fees, fees and expenses of the Trustee and all other expenses properly incurred in the collection of such gross proceeds.

      "Outstanding" shall mean when used with reference to the Bonds, as of any particular date, the aggregate of all Bonds authenticated and delivered under this Indenture except:

                  (a) Bonds canceled at or prior to such date or delivered to or acquired by the Trustee at or prior to such date for cancellation;

                  (b) Bonds deemed to be paid in accordance with Article X of this Indenture; and

                  (c) Bonds in lieu of or in exchange or substitution for which other Bonds shall have been authenticated and delivered pursuant to this Indenture.

In determining whether the owners of a requisite aggregate principal amount of Bonds Outstanding have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions hereof, Bonds which are held by or on behalf of the Company (unless all of the Bonds Outstanding are then owned by the Company) or an Affiliate of the Company (as defined below) shall be disregarded for the purpose of any such determination; provided that the Trustee can assume that no Bonds are owned by an Affiliate of the Company unless the Trustee has received written notice from the Company as to the identity of such Affiliate. For the purpose of this paragraph, an "Affiliate" of any specified entity means any other entity directly or indirectly controlling or controlled by or under direct or indirect common control with such specified entity and "control" when used with respect to any specified entity, means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Any Bonds owned by the Company but pledged to the Bank under the Reimbursement Agreement shall be deemed to be Outstanding, and the Bank shall be entitled to give any consent, waiver, notice, request, demand, authorization or direction as a Holder under the Indenture.

      "Paying Agent" shall mean any bank or trust company named by the Issuer as the place at which the principal of and premium, if any, and interest on the Bonds are payable, and initially shall be the Trustee.

      "Participant" shall mean a broker-dealer, bank or other financial institution for which the Securities Depository holds Bonds as a securities depository.

      "Person" shall mean natural persons, firms, associations, partnerships, corporations, limited liability companies, and public bodies.

      "Project" shall mean the facility for the manufacture of building products constructed and equipped in Pender County, North Carolina, as described in Exhibit A attached to the Loan Agreement, as the same may be revised in accordance with Section 3.2 thereof, as the same may at any time exist.

      "Purchase Date" shall have the meaning set forth in Section 202(e) hereof.

      "Rate Computation Date" shall mean prior to the Conversion Date the Wednesday of each calendar week, provided that if any Wednesday is not a Business Day then the Rate Computation Date shall be the first Business Day preceding such Wednesday.

      "Rate Period" shall mean prior to the Conversion Date, a period from and including the first Thursday following a Rate Computation Date to and including the next succeeding Wednesday or the Conversion Date, if earlier.

      "Rating Agency" shall mean Moody's, if such agency's ratings are in effect with respect to the Bonds, or Standard & Poor's, if such agency's ratings are in effect with respect to the Bonds, and their respective successors and assigns. If either such corporation ceases to act as a securities rating agency, the Company may, with the approval of the Remarketing Agent and the Bank, appoint any nationally recognized securities rating agency as a replacement.

      "Record Date" shall mean with respect to any Variable Rate Interest Payment Date, the day that is the Business Day prior to such Interest Payment Date, or, if such day shall not be a Business Day, the next preceding Business Day; and with respect to any Fixed Rate Interest Payment Date, the fifteenth day of the calendar month next preceding such Interest Payment Date, or, if such day shall not be a Business Day, the next succeeding Business Day.

      "Registrar" shall mean the bank or trust company acting in the capacity of registrar under this Indenture.

      "Reimbursement Agreement" shall mean the Letter of Credit and Reimbursement Agreement dated as of June 1, 1997, by and between the Bank and the Company, and any amendments and supplements thereto.

      "Remarketing Agent" shall mean the remarketing agent appointed in accordance with Section 1113 hereof, which initially shall be Blount Parrish & Roton, Inc., Montgomery, Alabama.

      "Revenues" shall mean all amounts payable pursuant to Section 4.1 of the Loan Agreement with respect to principal of, premium, if any, purchase price or interest on the Bonds.

      "Secretary" shall mean the person holding the office and performing the duties of the Secretary of the Issuer.

      "Securities Depository" shall mean The Depository Trust Company and any substitute for or successor to such securities depository that shall maintain a Book Entry System with respect to the Bonds.

      "Securities Depository Nominee" shall mean the Securities Depository or the nominee of such Securities Depository in whose name there shall be registered on the Register the Bonds to be delivered to such Securities Depository during the continuation with such Securities Depository of participation in its Book Entry System.

      "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, its successors and their assigns and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Standard & Poor's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company with the approval of the Remarketing Agent, by notice to the Issuer and the Trustee.

      "Substitute Letter of Credit" shall mean an irrevocable direct pay letter of credit (which may include a letter of credit together with a confirming letter of credit that satisfies the requirements of this definition), other than the Letter of Credit issued by the Bank and delivered to the Trustee concurrently with the original issuance of the Bonds (as such Letter of Credit may be extended from time to time), issued by a commercial bank organized or licensed under the laws of the United States or any state of the United States or a branch or agency of a foreign commercial bank located in the United States and subject to regulation by state or federal banking regulatory authorities, in favor of the Trustee for the benefit of the owners of the Bonds, the terms of which are in all material respects the same as the Letter of Credit (except for any appropriate revisions in the forms of certificates attached thereto), with a term of at least one year (or fifteen days following maturity of the Bonds if sooner), which shall be delivered in accordance with the terms of Section 409 hereof. An amendment to the Letter of Credit for the sole purpose of extending the term thereof shall not be deemed to be a Substitute Letter of Credit.

      "Substitution Date" shall mean a Business Day not less than fifteen (15) days prior to the expiration or termination date of the Letter of Credit then in effect on which the Company notifies the Trustee pursuant to Section 409 hereof will be the effective date of a Substitute Letter of Credit.

      "Trustee" shall mean Norwest Bank Minnesota, National Association, in Minneapolis, Minnesota, or its successors as such hereunder.

      "Trust Estate" shall mean the property conveyed to the Trustee pursuant to the Granting Clauses hereof.

      "Variable Rate" shall mean the variable rate of interest on the Bonds determined pursuant to Section 202(c) hereof.

      Section 102. Use of Words. Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall otherwise indicate, the words "Bond," "owner," "holder" and "person" shall include the plural, as well as the singular, number.

                                  ARTICLE II
                                   THE BONDS

      Section 201. Authorized Amount of Bonds. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article and except as otherwise set forth with respect to Additional Bonds. The total principal amount of Bonds that may be issued is hereby expressly limited to $7,000,000, except as provided in Sections 209, 212 and 213 hereof.

      Section 202. Details of Bonds. (a) The Bonds (i) shall be designated "The Pender County Industrial Facilities and Pollution Control Financing Authority Industrial Development Revenue Bonds (Leslie-Locke, Inc. Project), Series 1997,"
(ii) shall be in the aggregate principal amount of $7,000,000, (iii) shall be dated and numbered as hereinafter provided, (iv) shall bear interest as hereinafter provided, and (v) shall mature on June 1, 2010. The Bonds shall be issued as registered bonds without coupons as is hereinafter provided.

            (b) The Bonds shall bear interest from and including the date thereof until payment of the principal or redemption price thereof shall have been made or provided for in accordance with the provisions hereof, whether at maturity, upon redemption or otherwise. Interest on the Bonds shall be paid on each Interest Payment Date and shall be computed as follows: (i) for each Rate Period ending prior to or on the Conversion Date, on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed, and (ii) commencing on the Conversion Date, on the basis of a year of 360 days consisting of twelve 30-day months.

            (c) For the first Rate Period, the Bonds shall bear interest at the rate set prior to the issuance of the Bonds in the manner set forth in subsection (c)(i). Thereafter, for each Rate Period ending prior to or on the Conversion Date, the interest rate on the Bonds shall be the rate, determined as follows:

                  (i) On the Rate Computation Date of each calendar week the Remarketing Agent shall determine that interest rate which, if borne by the Bonds, would, in its judgment having due regard to prevailing financial market conditions and the yields at which comparable securities are then being sold, be the lowest interest rate necessary, but which would not exceed the interest rate necessary, to enable the Remarketing Agent to sell the Bonds at par plus accrued interest, and the interest rate so determined shall be the interest rate on the Bonds for the next succeeding Rate Period; provided, however, such Variable Rate may be adjusted by the Remarketing Agent on any date during such Rate Period if such an adjustment is needed in order to enable the Remarketing Agent to remarket a Bond which has been tendered for purchase in accordance with Section 202(e) hereof. Such determination or adjustment shall be based on the knowledge of the Remarketing Agent of actual sales or pricing during the prior 105 days for securities which in the judgment of the Remarketing Agent are comparable to the Bonds and prevailing market conditions, or the marketing efforts with, or solicitation of proposals from, not less than three institutional or money fund investors or other entities or individuals who customarily purchase industrial development bonds or other tax-exempt securities in denominations of $100,000 or more. Any such adjustment of the Variable Rate occurring during a Rate Period shall apply to all of the Bonds outstanding at the time that such adjustment is made, and shall be effective beginning on the date immediately following the date on which such rate is announced by the Remarketing Agent and thereafter to the beginning of the next Rate Period. On the same Business Day the Remarketing Agent shall give telegraphic or telephonic notice, promptly confirmed in writing, to the Trustee and the Company specifying the interest rate so determined.

                  (ii) In the event that no person is serving as the Remarketing Agent on the applicable Rate Computation Date, or if at any time the Remarketing Agent fails to establish the Variable Rate in accordance with the procedure described in the preceding paragraph, then the Variable Rate for the Rate Period affected shall be the same as for the preceding Rate Period. If no Variable Rate has been set by the Remarketing Agent for the two immediately preceding Rate Periods, then the Variable Rate shall be determined by the Trustee and shall be a percentage per annum (not to exceed the Maximum Rate) equal to eighty percent (80%) of the bond equivalent yield (calculated in accordance with standard practice in the banking industry) applicable to 91-day United States Treasury bills determined on the basis of the average per annum discount rate at which such 91-day Treasury bills shall have been sold at the most recent Treasury auction of such 91-day Treasury bills as quoted or published by the Federal Reserve Board or any department or agency of the United States of America; provided further, that in the event that there shall not have been a Treasury auction of such 91-day Treasury bills on any date during the ten (10) Business Days immediately preceding such date of determination of the Variable Rate, or in the event that discount rates for any Treasury auction of such 91-day Treasury bills during such ten
      (10) Business Day period shall not be quoted or published by the Federal Reserve Board or any department or agency of the United States of America, the Variable Rate for the immediately preceding Rate Period shall remain in effect for such Rate Period.

                  (iii) Notwithstanding the foregoing the Variable Rate shall never exceed a rate which would cause the net effective interest rate for the Bonds as of any date, computed in accordance with applicable usury law, to exceed the Maximum Rate. All calculations of the Variable Rate shall be rounded to the nearest .01%.

The determination of the Variable Rate by the Remarketing Agent or the Trustee shall be conclusive and binding upon the owners of the Bonds and, if determined by the Remarketing Agent, on the Trustee.

            (d) The Company shall have the option to convert the rate of interest payable on the Bonds from the Variable Rate to the Fixed Rate on any Interest Payment Date by giving written notice to the Issuer, the Bank, the Trustee, and the Remarketing Agent stating
(i) its election to convert to the Fixed Rate, (ii) the date as of which the Fixed Rate shall be computed, which date shall be not less than seven (7) Business Days prior to the Conversion Date, and (iii) the Conversion Date, which date shall be an Interest Payment Date not less than forty-five (45) days after the date the Company gives notice. Such Fixed Rate shall be effective from the Conversion Date until final maturity (or earlier optional redemption) of the Bonds. An election by the Company shall not be effective unless the Company furnishes to the Trustee, concurrently with the notice of election: (A) an opinion of Bond Counsel to the effect that the conversion to a Fixed Rate is lawful under applicable law, is permitted by this Indenture, and will not adversely affect the exclusion of the interest on the Bonds from gross income for Federal income tax purposes, (B) payment to the Trustee of such amount as the Trustee reasonably determines may be required in connection with the conversion including but not limited to its own fees and expenses and the cost of printing the Bonds in Fixed Rate form, if printed Bonds are required, and (C) a commitment from a Bank to issue a Substitute Letter of Credit in an amount sufficient to pay principal of the Outstanding Bonds, plus interest at the Fixed Rate for a period of not less than 200 days, plus a premium equal to 3% of the principal amount of Bonds Outstanding, with a term of at least one year from its date of issuance (or fifteen days after the final maturity date of the Bonds, if less than one year). Upon receipt of such notice the Trustee shall give written notice thereof to all registered owners of the Bonds, which notice shall be given not less than 30 days prior to the Conversion Date. Such notice shall be given by mail in accordance with Section 302 hereof and shall state (U) that the interest rate on the Bonds will be converted to the Fixed Rate on the Conversion Date, (V) the Conversion Date, (W) the date the Fixed Rate shall be determined and the procedure, which may include the furnishing of a telephone number which registered owners can call, for informing the registered owners of the Bonds of the Fixed Rate; (X) that interest on the Bonds will accrue at the Fixed Rate on and after the Conversion Date until June 1, 2010, (Y) that following the Conversion Date the Bonds will be secured by a Substitute Letter of Credit and the name of the Bank issuing such Substitute Letter of Credit, together with the information about such Substitute Letter of Credit required by Section 409 hereof, and (Z) that the Bonds shall be purchased by the Trustee on the Conversion Date in accordance with Section 307 hereof. Commencing on the Conversion Date, the interest rate on the Bonds shall be the Fixed Rate, determined as follows:

                  (i) Upon the date set forth in the notice from the Company as hereinabove provided, the Remarketing Agent shall determine that interest rate which, if borne by the Bonds, would, in its judgment having due regard to prevailing financial market conditions, be the interest rate necessary, but which would not exceed the interest rate necessary, to enable the Remarketing Agent to sell the Bonds at the principal amount thereof on the Conversion Date, and the interest rate so determined shall be the interest rate on the Bonds for the period from and including the Conversion Date to and including June 1, 2010. The Remarketing Agent shall give telegraphic or telephonic notice, promptly confirmed in writing, to the Trustee and the Company specifying the interest rate so determined.

                  (ii) Notwithstanding the foregoing, the Fixed Rate shall not exceed a rate which would cause the net effective rate for the Bonds as of any date, computed in accordance with applicable usury law, to exceed the Maximum Rate.

The determination of the Fixed Rate by the Remarketing Agent shall be conclusive and binding upon the Trustee and the owners of the Bonds.

            (e) On or prior to the Conversion Date, any Bond shall be purchased, on the demand of the registered owner thereof, in Minimum Denominations, on any Business Day at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the Purchase Date (as defined below), upon: (i) delivery to the Trustee at its principal corporate trust office by telephonic notice, followed by written notice within two days (which may be delivered by telecopy, and which shall be satisfactory to the Trustee), which (A) states the principal amount of such Bond and (B) states the date on which such Bond shall be purchased pursuant to this Section 202(e), which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Trustee (the "Purchase Date"); and (ii) delivery of such Bond (with an appropriate transfer of registration form executed in blank acceptable to the Trustee) at the principal corporate trust office of the Trustee at or prior to 10:00 a.m., Central time, on the Purchase Date; provided, however, that such Bond shall be so purchased pursuant to this Section 202(e) only if the Bond so delivered to the Trustee shall conform in all respects to the description thereof in the aforesaid notice. Delivery of a notice to tender a Bond or Bonds for purchase and delivery of the Bond or Bonds described therein to the Trustee shall each constitute irrevocable acts on the part of the owner of such Bond or Bonds. If less than all of the principal amount of a Bond is purchased pursuant to this subsection, the bondholder must retain Bonds in Minimum Denominations and a replacement Bond in the remaining principal amount shall be issued to the holder tendering his Bond.

      If a Bond is to be purchased in accordance with the preceding paragraph on a Purchase Date that occurs after notice of a redemption or mandatory purchase for such Bond is given but before such redemption or mandatory purchase occurs, purchasers (other than the Company) of such Bond shall be given a copy of such notice of redemption or mandatory purchase upon delivery of such Bond.

            (f) The Bonds shall be originally issued and until the Conversion Date in the denomination of $100,000 each, or any integral multiple of $5,000 in excess thereof, numbered consecutively from VR-1 upwards in order of issuance according to the records of the Trustee. On and after the Conversion Date, the Bonds shall be issued in the denomination of $100,000, or any integral multiple of $5,000 in excess thereof, numbered consecutively from FR-1 upwards in order of issuance according to the records of the Trustee; provided that, if after the Conversion Date the Bonds are rated A or better by a Rating Agency, the Bonds may, at the direction of the Company, be issued in the denomination of $5,000, or any integral multiple of $5,000 in excess thereof. Upon the original issuance and delivery of the Bonds, the Bonds shall be dated the date of such issuance and delivery, and any Bonds authenticated and delivered in exchange or substitution for other Bonds shall be dated so that no gain or loss of interest results from such exchange or substitution. The Bonds shall bear interest from the date appearing thereon.

      Section 203. Form. Bonds bearing interest at a variable rate shall be substantially in the form attached hereto as Exhibit A with such appropriate variations, omissions and insertions as are permitted or required by this Indenture. Bonds bearing interest at a Fixed Rate shall be substantially in the form attached hereto as Exhibit B with such appropriate variations, omissions and insertions as are permitted or required by this Indenture. The Bonds may be in printed or typewritten form.

      Section 204. Payment. The principal of and premium, if any, on the Bonds shall be paid upon the presentation and surrender of said Bonds at the principal corporate trust office of the Trustee. The interest on the Bonds shall be payable by check or draft drawn upon the Trustee and mailed to the registered owners as of the close of business on the Record Date next preceding the Interest Payment Date at their respective addresses as such appear as of the close of business on such Record Date on the bond registration books kept by the Trustee, provided that, owners of Bonds in the aggregate principal amount of not less than $500,000 may, by written instruction filed with the Trustee on or before the Record Date next preceding such Interest Payment Date, direct that interest payments be transmitted by wire transfer to an account in the continental United States (which wire transfer shall be at the expense of the holder). If and to the extent that there shall be a default in the payment of the interest due on any Interest Payment Date, such defaulted interest shall be paid to the owners in whose name any such Bonds (or any Bond or Bonds issued upon transfer or exchange thereof) are registered at the close of business on the fifth Business Day next preceding the date of payment of such defaulted interest. Payment of the final installment of principal and interest on each Bond shall be made only upon surrender thereof at the principal corporate trust office of the Trustee. All payments shall be made in lawful money of the United States of America.

      Section 205. Execution. The Bonds shall be executed on behalf of the Issuer by the manual or facsimile signatures of the Chairman or Vice Chairman and the Secretary or Assistant Secretary and shall have impressed or imprinted thereon the seal of the Issuer. A facsimile signature and seal shall have the same force and effect as if personally signed. In case any officer whose signature or facsimile of whose signature shall appear on the Bonds shall cease to be such officer before the delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if he had remained in office until delivery.

      Section 206. Limited Obligation. The Bonds, together with interest thereon, shall be payable from the Bond Fund, as hereinafter set forth, and shall be a valid claim of the holders thereof only against the Bond Fund and the Revenues, which Revenues are hereby pledged and mortgaged for the equal and ratable payment of the Bonds (principal, purchase price, premium, if any, and interest) and shall be used for no other purpose than to pay the principal of and premium, if any, and interest on the Bonds, and the Paying Agent's and the Trustee's fees, except as may be otherwise expressly authorized in this Indenture. THE PRINCIPAL OF THE BONDS, THE PREMIUM, IF ANY, AND THE INTEREST THEREON SHALL NOT BE DEEMED TO CONSTITUTE A DEBT OR A PLEDGE OF THE FAITH AND CREDIT OF THE STATE OF NORTH CAROLINA OR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER. NEITHER THE STATE OF NORTH CAROLINA NOR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER, SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF, PURCHASE PRICE, PREMIUM, IF ANY, OR INTEREST ON, OR PURCHASE PRICE OF, THE BONDS OR OTHER COSTS INCIDENT THERETO EXCEPT FROM THE REVENUES AND RECEIPTS PLEDGED THEREFOR, AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF NORTH CAROLINA OR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER, IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF,

PURCHASE PRICE, PREMIUM, IF ANY, OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENT THERETO.

      Section 207. Authentication. Only such Bonds as shall have endorsed thereon a certificate of authentication substantially in the form set forth in Exhibits A and B attached hereto duly executed by the Trustee shall be entitled to any right or benefit under this Indenture. No Bond shall be valid and obligatory for any purpose unless and until such certificate of authentication shall have been duly executed by the Trustee, and such certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The Trustee's Certificate of Authentication on any Bond shall be deemed to have been executed if signed by an authorized officer of the Trustee, but it shall not be necessary that the same officer sign the Certificate of Authentication on all of the Bonds issued hereunder.

      Section 208. Delivery of the Bonds. The Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the Bonds and deliver said Bonds to the original purchaser or purchasers thereof. Prior to the delivery or original issuance by the Trustee of any authenticated Bonds there shall be or have been delivered to the Trustee:

            (a) An original executed counterpart of this Indenture.

            (b) An original executed counterpart of the Loan Agreement.

            (c) The original executed Letter of Credit.

            (d) An original executed Note, together with an executed
                assignment from the Issuer to the Trustee.

            (e) A written request to the Trustee by the Issuer to authenticate and deliver the Bonds to the original purchaser or purchasers thereof upon payment to the Trustee, of a sum specified in such request plus accrued interest thereon, if any, as the case may be, to the date of delivery.

            (f) A copy, duly certified by the Secretary or Assistant
                Secretary, of the proceedings of the governing body of the Issuer authorizing the issuance of the Bonds.

            (g) An opinion of Bond Counsel that the Bonds have been validly issued and that the interest on the Bonds will be excluded from gross income for Federal income tax purposes.

            (h) Any other instrument or document the Trustee reasonably requires.

      Section 209. Mutilated, Destroyed or Lost Bonds. In case any Bond issued hereunder shall become mutilated or be destroyed or lost, the Issuer, shall, if not then prohibited by law, cause to be executed and the Trustee may authenticate and deliver a new Bond of like date, number, maturity and tenor in exchange and substitution for and upon cancellation of such mutilated Bond, or in lieu of and in substitution for such Bond destroyed or lost, upon the holder's paying the reasonable expenses and charges of the Issuer and Trustee in connection therewith, and, in the case of a Bond destroyed or lost, his filing with the Trustee evidence satisfactory to it that such Bonds were destroyed or lost, and of his ownership thereof, and furnishing the Issuer and Trustee with indemnity satisfactory to them. The Trustee is hereby authorized to authenticate any such new Bond. In the event any such Bonds shall have matured, instead of issuing a new Bond, the Issuer may pay the same without the surrender thereof.

      Section 210. Registration and Transfer of Bonds. The Issuer hereby constitutes and appoints the Trustee as Bond Registrar of the Issuer, and as Bond Registrar the Trustee shall keep books for the registration and for the transfer of the Bonds as provided in this Indenture at the principal corporate trust office of the Trustee. The person in whose name any Bond shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes and payment of or on account of the principal of and interest on any such Bond shall be made only to or upon the order of the registered owner thereof, or his legal representative, and neither the Issuer, the Trustee, nor the Bond Registrar shall be affected by any notice to the contrary but such registration may be changed as herein provided. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

      The transfer of the Bonds may be registered on the books of registration kept by the Trustee by the registered owner in person or by his duly authorized attorney, upon surrender thereof, together with a written instrument of transfer duly executed by the registered owner or his duly authorized attorney. Upon surrender for registration of any Bond at the principal corporate office of the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Bond or Bonds in the same aggregate principal amount and of any authorized denomination or denominations.

      Bonds may be exchanged at the principal corporate trust office of the Trustee for an equal aggregate principal amount of Bonds of any other authorized denomination or denominations. The Issuer shall execute and the Trustee shall authenticate and deliver Bonds which the bondholder making the exchange is entitled to receive, bearing numbers not contemporaneously then outstanding. The execution by the Issuer of any Bond of any denomination shall constitute full and due authorization of such denomination and the Trustee shall thereby be authorized to authenticate and deliver such Bond.

      On and after the Conversion Date, the Trustee shall not be required to register the transfer or exchange any Bond during the period from and including a Record Date to the next succeeding Interest Payment Date of such Bond nor to transfer or exchange any Bond after the mailing of notice calling such Bond for redemption has been made and prior to such redemption.

      Such registrations of transfer or exchanges of Bonds shall be without charge to the holders of such Bonds, but any taxes or other governmental charges required to be paid with respect to the same shall be paid by the holder of the Bond requesting such transfer or exchange as a condition precedent to the exercise of such privilege.

      Section 211. Cancellation. All Bonds surrendered for the purpose of payment or retirement, or for exchange, or for replacement or payment as provided above shall be canceled upon surrender thereof to the Trustee and, at the option of the Trustee, either cremated, shredded or otherwise disposed of. In the case of cremating, shredding or other disposition, the Trustee shall execute and forward to the Issuer, upon request of the Issuer, an appropriate certificate describing the Bonds involved and the manner of disposition.

      Section 212. Temporary Bonds. Until Bonds in definitive form are ready for delivery, the Issuer may execute, and upon the request of the Issuer the Trustee shall authenticate and deliver, subject to the provisions, limitations and conditions set forth herein, one or more Bonds in temporary form, whether printed, typewritten, lithographed or otherwise produced, substantially in the form of the definitive Bonds, with appropriate omissions, variations and insertions, and in authorized denominations. Until exchanged for Bonds in definitive form, such Bonds in temporary form shall be entitled to the lien and benefit of this Indenture. Upon the presentation and surrender of any Bond or Bonds in temporary form, the Issuer shall, without unreasonable delay, prepare, execute and deliver to the Trustee and the Trustee shall authenticate and deliver, in exchange therefor, a Bond or Bonds in definitive form. Such exchange shall be made by the Trustee without making any charge therefor to the holder of such Bond in temporary form.

      Section 213. Additional Bonds. (a) At any time while the Issuer is not in default under this Indenture, and to the extent permitted by law then in effect, including, without limitation, the Act, and subject to receipt by the Trustee of the documents listed below, the Issuer may, with the prior written consent of the Bank, issue one or more series of Additional Bonds (1) to pay the cost of completion of the Project, (2) to pay the cost of such additions, modifications or improvements to the Project or other facilities of the Company within Pender County, North Carolina which qualify under the Act, (3) to refund all or part of a series of Bonds, or (4) for any combination of such purposes. Each such series of Additional Bonds shall be issued pursuant to a supplement to this Indenture and shall be equally and ratably secured under this Indenture with the Bonds issued pursuant to Section 202 hereof and any other series of Additional Bonds, without preference, priority or distinction of any Bonds over any other Bonds, except, to the extent authorized by the Act, such Additional Bonds shall not be secured by the Letter of Credit (but must be secured by a letter of credit or other credit enhancement in accordance with the terms of this Indenture), and notice that such Additional Bonds are not secured by the Letter of Credit and the nature of the credit enhancement for such Additional Bonds shall be given to each purchaser of any such Additional Bond prior to the purchase thereof. Unless provided otherwise in a supplement to this Indenture, all such Additional Bonds shall be in substantially the same form as the Bonds issued under Section 202 hereof, but shall be of such denomination or denominations, bear such date or dates, bear interest at such rate or rates, have such maturity dates, redemption dates and redemption premiums, contain an appropriate series designation, and be issued at such prices as shall be set forth in a supplemental indenture all to the extent not inconsistent with the Bonds. Nothing in this Indenture shall create any obligation on the part of the Issuer to issue Additional Bonds.

            (b) The Trustee shall authenticate and deliver such Additional Bonds, but only upon receipt of the following:

                  (1) A certificate of an Authorized Representative of the Issuer stating that as of the date of such delivery no event or condition has happened or existed, or is happening or existing, which constitutes, or which, with notice or lapse of time or both, would constitute, an Event of Default by the Issuer under this Indenture;

                  (2) A certificate of an Authorized Representative of the Company stating the purpose of such Additional Bonds and requesting the issuance and approving the terms of such Additional Bonds and stating that
      (A) as of the date of such delivery no event or condition has happened or existed, or is happening or existing, which constitutes, or which, with notice or lapse of time or both, would constitute, an Event of Default or the violation of any covenant or agreement under the Loan Agreement or (B) if any such event or condition is happening or existing, specifying such event or condition and stating in detail acceptable to the Trustee that such event or condition will be corrected before the issuance of such Additional Bonds;

                  (3) A certified copy of a resolution or resolutions of the Issuer authorizing (A) the execution and delivery of any amendment to the Loan Agreement, (B) the execution and delivery of the supplement to this Indenture, and (C) the issuance, sale, execution and delivery of such Additional Bonds;

                  (4) In the event such Additional Bonds are issued for the purpose of constructing additional facilities, original executed counterparts of amendments or supplements to the Loan Agreement;

                  (5) The executed supplement to the Note issued in an aggregate principal amount at least equal to the principal of the Additional Bonds, or an executed substitute for the Note issued in an aggregate principal amount at least equal to the principal amount of the Bonds outstanding and the Additional Bonds, in either case assigned to the Trustee;

                  (6) An original executed counterpart of the supplement to this Indenture relating to the Additional Bonds;

                  (7) The original executed letter of credit or other credit enhancement that will secure the Additional Bonds;

                  (8) A written request to the Trustee by the Issuer to authenticate and deliver the Additional Bonds to the original purchaser or purchasers thereof upon payment to the Trustee, but for the account of the Issuer, of a sum specified in such order plus or less accrued interest thereon, if any, as the case may be, to the date of delivery;

                  (9) A copy, duly certified by the Secretary or Assistant Secretary, of the proceedings of the governing body of the Issuer authorizing the issuance of the Additional Bonds;

                  (10) A written opinion of Bond Counsel addressed to the Trustee and the Issuer that the issuance of such Additional Bonds has been duly authorized, that the Additional Bonds have been validly issued, that the issuance of such Additional Bonds will have no adverse effect upon the exemption from Federal income taxation of interest on any Bonds then outstanding, and that the interest on the Additional Bonds will be excluded from gross income for Federal income tax purposes;

                  (11) An opinion of counsel satisfactory to the Trustee that any amendment or supplement to the Loan Agreement, the supplement to or substitute for the Note and the supplement to this Indenture have been properly authorized and executed;

                  (12) Written consent of the Bank authorizing the issuance of the Additional Bonds; and

                  (13) Any other instrument or document the Trustee reasonably requires.

            (c) The proceeds of such Additional Bonds shall be deposited by the Trustee in the Bond Fund and the Construction Fund as provided in the supplement to this Indenture referred to above.

            (d) If the Additional Bonds are refunding bonds for the Bonds issued under Section 202 hereof, the supplement to this Indenture, if consented to in writing by the Bank, may require the Trustee to draw on the Letter of Credit to redeem such Bonds then called for redemption.

            (e) No Additional Bonds shall be issued hereunder unless the LGC has approved such issuance.

      Section 214. Book Entry System. The Bonds shall be initially issued pursuant to a Book Entry System administered by the Securities Depository with no physical distribution of Bond certificates to be made except as provided in this Section 214. Any provision of this Indenture or the Bonds requiring physical delivery of the Bonds shall, with respect to any Bonds held under the Book Entry System, be deemed to be satisfied by a notation on the Register maintained by the Registrar that such Bonds are subject to the Book Entry System.

      So long as a Book Entry System is being used, one Bond in the aggregate principal amount of the Bonds and registered in the name of the Securities Depository Nominee will be issued and deposited with the Securities Depository and held in its custody. The Book Entry System will be maintained by the Securities Depository and the Participants and Indirect Participants and will evidence beneficial ownership of the Bonds in Authorized Denominations, with registration of transfers of ownership effected on the records of the Securities Depository, the Participants and the Indirect Participants pursuant to rules and procedures established by the Securities Depository, the

Participants and the Indirect Participants. The principal of and premium, if any, on each Bond shall be payable to the Securities Depository Nominee or any other person appearing on the Register as the registered Holder of such Bond or his/her registered assigns or legal representative at the principal office of the Registrar. So long as the Book Entry System is in effect, the Securities Depository will be recognized as the Holder of the Bonds for all purposes (except as provided in Section 202(e) with respect to purchases at the demand of the holder). Transfer of principal, interest and any premium payments or notices to Participants and Indirect Participants will be the responsibility of the Securities Depository, and transfer of principal, interest and any premium payments or notices to Beneficial Owners will be the responsibility of the Participants and the Indirect Participants. No other party will be responsible or liable for such transfers of payments or notices or for maintaining, supervising or reviewing such records maintained by the Securities Depository, the Participants or the Indirect Participants. While the Securities Depository Nominee or the Securities Depository, as the case may be, is the registered owner of the Bonds, notwithstanding any other provisions set forth herein, payments of principal of, redemption premium, if any, and interest on the Bonds shall be made to the Securities Depository Nominee or the Securities Depository, as the case may be, by wire transfer in immediately available funds to the account of said Holder as may be specified in the Register maintained by the Registrar or by such other method of payment as the Trustee may determine to be necessary or advisable with the concurrence of the Securities Depository.

      In the event that (i) the Securities Depository determines not to continue to administer a Book Entry System for the Bonds, or (ii) the Remarketing Agent, with the consent of the Trustee, determines that continuation of a Book Entry System of evidence and transfer of ownership of the Bonds would adversely affect the interests of the Beneficial Owners, then the Book Entry System will be discontinued, in which case the Trustee will deliver replacement Bonds in the form of fully registered certificates in Authorized Denominations in exchange for the Outstanding Bonds as required by the Trustee and the Beneficial Owners.

      The Securities Depository may be removed at any time at the election of the Remarketing Agent, with the consent of the Trustee and the Company, and a new Securities Depository may thereupon be appointed by the Remarketing Agent, subject to the approval of the Trustee and the Company.

      Section 215. CUSIP Numbers. The Issuer in issuing the Bonds may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Bonds, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE III
                      REDEMPTION OF BONDS BEFORE MATURITY

      Section 301. Redemption and Purchase of Bonds. (a) The Bonds shall be redeemed in the event the Company shall elect to exercise its option to prepay installments payable under the Loan Agreement upon the occurrence of any of the events set forth in Section 9.2 of the Loan Agreement, in whole but not in part, at any time, at a redemption price equal to 100% of the principal amount thereof, plus interest accrued to the redemption date. Such redemption shall be made only with the prior written consent of the Bank.

            (b) The Bonds shall be redeemed in the event the Company shall become obligated to prepay installments payable under Section 9.3 of the Loan Agreement upon the occurrence of a "Determination of Taxability," as such term is defined in Section 9.3 of the Loan Agreement, in whole at any time, at a redemption price equal to 103% of the principal amount thereof, plus interest accrued to the redemption date. Fewer than all of the Bonds may be redeemed if, in the opinion of Bond Counsel, redemption of fewer than all of the Bonds would result in the interest payable on the Bonds remaining Outstanding being excluded from gross income for Federal income tax purposes. Notice of a redemption pursuant to this Section shall be sent to the Holders pursuant to Section 302 hereof within thirty days after the occurrence of a Determination of Taxability.

            (c) Prior to the Conversion Date, the Bonds shall be subject to redemption prior to maturity at the option of the Issuer, to be exercised as directed by the Company, with the prior written consent of the Bank, in whole at any time or in part (in Minimum Denominations) on any Interest Payment Date at a redemption price equal to 100% of the principal amount being redeemed plus accrued interest to the redemption date.

            (d) After the Conversion Date, the Bonds shall be subject to redemption, at the direction of the Company, with the prior written consent of the Bank, in whole at any time or in part (in Minimum Denominations) on any Interest Payment Date occurring after the applicable period of Call Protection (as defined below) set forth below at a price equal to the principal amount thereof plus a redemption premium (expressed as a percentage of principal amount) plus accrued interest thereon to the redemption date as follows:

                              Redemption Prices as a
                              Percentage of Principal          Call Protection (Length of
Length of Period from the     Amount (measured from and        time (measured from the
Interest Payment Date         including the Interest           Interest Payment Date
immediately succeeding the    Payment Date immediately         immediately succeeding
Conversion Date to June       succeeding the Conversion        the Conversion Date) before
1, 2010                       Date)                            Bonds may be called)
-----------------------       -------------------------        ---------------------------
Greater than 10 years         After 5 years (less one day)     5 years (less one day)
                              at 102%, declining 1/2% per 6
                              months

Less than or equal to 10 and  After 3 years (less one day)     3 years (less one day)
greater than 7 years          at 101-1/2%, declining 1/2%
                              per 6 months


Less than or equal to 7 and   After 2 years (less one day) at  2 years (less one day)
greater than 4 years          101%, declining 1/2% per
                              6 months


Less than or equal to 4 and   After 2 years (less one day) at  2 years (less one day)
greater than 3 years          100-1/2%, declining 1/2% per
                              6 months


Less than or equal to 3 and   After 1 year (less one day) at   1 year (less one day)
greater than 2 years          100-1/2%, declining 1/2% per
                              6 months


Less than or equal to 2 and   After 1 year (less one day) at   1 year (less one day)
greater than 1 year           100%

Less than or equal to 1 year  On or after the first Interest   The portion of such period
                              Payment Date during such         prior to the first Interest
                              period at 100%                   Payment Date therein


            (e) The Bonds shall be redeemed in whole prior to their scheduled maturity at a redemption price equal to the principal amount thereof, without premium, plus accrued interest to the redemption date on the first Interest Payment Date which is not less than 90 days after the Issuer has notified the Trustee and the Bank in writing that the Company has, in the opinion of the Issuer, ceased to operate the Project as an "industrial project for industry" within the meaning of the Act. A cessation of operation shall not be deemed to have occurred until 90 days shall have elapsed after written notice has been given to the Company and the Bank by the Issuer that operations at the Project shall have ceased and the Company shall not have demonstrated to the satisfaction of the Issuer that the Company has resumed the operations of the Project as an "industrial project for industry" within the meaning of the Act or that the Company is, in good faith, seeking to arrange resumption of an economically reasonable operation of the Project by the Company or, if permitted under the Loan Agreement, by an assignee or purchaser of the Project as such an "industrial project for industry"; provided that a temporary shutdown due to a strike or other labor dispute, lack of fuel or similar occurrence shall not be deemed a cessation of operation.

            (f) The Bonds are subject to mandatory sinking fund redemption prior to their scheduled maturity on June 1, 1999, and on each succeeding June 1 thereafter to and including June 1, 2009, in the principal amount of $600,000. The remaining $400,000 in the principal amount of Bonds shall be redeemed on June 1, 2010.

            (g) The Bonds are subject to mandatory redemption at a redemption price equal to the principal amount thereof plus accrued interest to, but not including, the redemption date in whole or in part, without premium, at the earliest date for which notice of redemption can be given upon receipt by the Trustee of written notice from the Bank requesting such redemption, specifying the principal amount of the Bonds to be redeemed (if less than all of the Bonds Outstanding are to be redeemed) and stating that (i) an "Event of Default" under and as defined in the Reimbursement Agreement has occurred and is continuing or
(ii) it holds as the registered or beneficial owner Bonds purchased by the Bank in accordance with Section 307, 301(k) or 912(a) and not remarketed; provided, however, only Bonds so held by the Bank shall be subject to mandatory redemption pursuant to this subsection (ii).

            (h) Each series of Additional Bonds shall be subject to redemption by the Issuer on such dates and at such prices as may be provided in the supplement to this Indenture authorizing their issuance.

            (i)   Bonds purchased on the Mandatory Purchase Date described in
Section 307(a)(iii) hereof shall not be remarketed but rather shall be deemed to have been redeemed and shall be canceled.

            (j) The Bonds are subject to mandatory redemption in part to the extent of any proceeds remaining in the Construction Fund after the Completion Date, which proceeds shall be transferred to the Bond Fund in accordance with
Section 605 hereof.

            (k) When Bonds are subject to redemption pursuant to subsections
(a), (b) or (g) in this Section 301, Bonds paid by the Company or paid from a draw or claim under the Letter of Credit or otherwise paid by or on behalf of the Bank shall be purchased in lieu of redemption on the applicable redemption date at a purchase price equal to the principal amount thereof, plus accrued interest thereon to but not including the date of such purchase, if the Trustee has received a written request on or before said purchase date from the Company or the Bank, as the case may be, specifying that the moneys provided or to be provided by such party shall be used to purchase Bonds in lieu of redemption. No purchase of Bonds by the Company or the Bank pursuant to this Indenture or advance or use of any moneys to effectuate any such purchase shall be deemed to be a payment or redemption of the Bonds or any portion thereof, and such purchase shall not operate to extinguish or discharge the indebtedness evidenced by such Bonds. No Bonds purchased pursuant to this subsection (k) shall be required to be remarketed by the Remarketing Agent pursuant to Section 1201, unless the Remarketing Agent specifically agrees to undertake such remarketing.

      Section 302. Notice. Notice of the call for any redemption, identifying the Bonds or portions thereof being called and the date on which they shall be presented for payment, shall be given by the Trustee by first-class mail to the registered owner of each such Bond addressed to such registered owner at his registered address and placed in the mails not less than twenty (20) days prior to the date fixed for redemption if such date is on or prior to the Conversion Date, and not less than thirty (30) days prior to the date fixed for redemption if such date is after the Conversion Date; provided, however, that failure to give such notice, or any defect therein, shall not affect the validity of the proceedings for the redemption of any Bond with respect to which no such failure or defect has occurred. Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the registered owner receives the notice.

      Notice of redemption shall also be given by the Trustee, by first-class mail, to all organizations registered with the Securities and Exchange Commission as securities depositories, and to at least one information service of national recognition which disseminates redemption information with respect to tax-exempt securities. In preparing such notice, the Trustee shall take into account, to the extent applicable, the prevailing tax-exempt securities industry standards and any regulatory statement of any federal or state administrative body having jurisdiction over the Issuer, the Company or the tax-exempt securities industry, including without limitation Release No. 34-23856 of the Securities and Exchange Commission, or any subsequent amending or superseding release. Failure to give notice specified in this paragraph, or any defect therein, shall not affect the validity of any proceedings for the redemption of any Bonds with respect to which the notice specified in the foregoing paragraph is correctly given.

      Section 303. Redemption Payments. On or prior to the date fixed for redemption, funds shall be deposited with the Trustee to pay, and Trustee is hereby authorized and directed to apply such funds in accordance with Section 509 to the payment of, the Bonds or portions thereof called, together with accrued interest thereon to the redemption date and any required premium. Upon the giving of notice and the deposit of funds for redemption, interest on the Bonds or portions thereof thus called shall no longer accrue after the date fixed for redemption.

      Section 304. Cancellation. All Bonds which have been redeemed shall not be reissued but shall be canceled and disposed of by the Trustee in accordance with
Section 211 hereof.

      Section 305. Partial Redemption of Bonds. In case a Bond is of a denomination larger than $100,000, a portion of such Bond in Minimum Denominations may be redeemed, so long as the holder retains Bonds in Minimum Denominations following the partial redemption. Upon surrender of any Bond for redemption in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the holder thereof a new Bond or Bonds in the same form and of authorized denominations in an aggregate principal amount equal to the unredeemed portion of the Bond surrendered.

      Section 306. Selection of Bonds for Redemption. In the event of a partial redemption of Bonds pursuant to Section 301(a), (b), (c), (d), (f) or (g) hereof, the Trustee shall select Bonds for redemption in accordance with the following criteria: (a) the Trustee shall first select for redemption Bonds held in the name of the Company or pledged to the Bank under Section 1203(c) hereof; and (b) thereafter, the Trustee shall select Bonds for redemption by lot or in such other manner as may be determined by the Trustee to be fair and equitable. In no event shall the Trustee select a Bond or Bonds for redemption if such redemption will result in any Bondholder owning Bonds with a principal amount that is less than a Minimum Denomination; provided that, if a redemption cannot be effected to result in Minimum Denominations for all holders, the Trustee shall select Bonds for redemption such that one holder owns a Bond or Bonds with a principal amount that is less than a Minimum Denomination, which Bond or Bonds shall be deemed to be authorized under Section 202(f) hereof.

      Section 307. Mandatory Purchase of Bonds. (a) The Bonds are subject to mandatory purchase on the following dates (each of which is designated a Mandatory Purchase Date):

                  (i) on the Conversion Date, at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to but not including the date of purchase, such purchase price to be paid from the proceeds of the remarketing of the Bonds to the fixed rate holders or from the proceeds of a draw under the Letter of Credit, in accordance with Section 509 hereof; and

                  (ii) on any Credit Modification Date, at a purchase price equal to 100% of the principal amount being purchased plus interest accrued to the Mandatory Purchase Date and shall be paid with the process of a draw under the Letter of Credit in accordance with Section 509 hereof; and

                  (iii) on the Business Day that is fifteen days prior to the expiration or termination date of the Letter of Credit then in effect (or if such date is not a Business Day, on the next preceding Business Day) in the event the Company has not provided notice that a Substitute Letter of Credit will be provided in accordance with Section 409.

            (b) Notice of mandatory purchase shall be given to the holders at least thirty (30) days prior to each Mandatory Purchase Date in accordance with
Section 302 hereof; provided that, in the event of a Credit Modification Date resulting from a failure by the Company to deliver a Substitute Letter of Credit on the Substitution Date, such mandatory purchase shall occur as soon as practicable after such failure, but in all events no later than two Business Days preceding the termination or expiration of the Letter of Credit then in effect, and notice thereof shall be given as soon as practicable to the holders.

            (c) In the event that the Trustee does not receive the opinion of Bond Counsel required by Section 202(d)(A) and the Substitute Letter of Credit required by Sections 202(d)(C) and 409 by 5:00 p.m. Central Time on the Business Day preceding the Conversion Date, the interest rate on the Bonds shall not be converted to the Fixed Rate, the Bonds shall be purchased on such date in accordance with Section 1202 hereof, and shall continue to bear interest at the Variable Rate.

                                  ARTICLE IV
                               GENERAL COVENANTS

      Section 401. Payment of Principal, Premium, if any, and Interest. The Issuer shall promptly pay when due the principal of (whether at maturity, by acceleration or call for redemption or otherwise), premium, if any, and interest on, and the purchase price of, the Bonds at the places, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof; provided, however, that such obligations are not general obligations of the Issuer but are limited obligations payable solely from the Revenues, which Revenues are hereby specifically pledged to such purposes in the manner and to the extent provided herein. The Bonds, the premium, if any, and the interest thereon shall not be deemed to constitute a debt or a pledge of the faith and credit of the State of North Carolina or any political subdivision thereof, including the Issuer. Neither the State of North Carolina nor any political subdivision thereof, including the Issuer, shall be obligated to pay the principal of, premium, if any, or interest on or purchase price of the Bonds or other costs incident thereto except from the revenues and receipts pledged therefor, and neither the faith and credit nor the taxing power of the State of North Carolina or any political subdivision thereof, including the Issuer, is pledged to the payment of the principal of, premium, if any, or interest on the Bonds or other costs incident thereto.

      Section 402. Performance of Covenants. The Issuer shall faithfully observe and perform all covenants, conditions and agreements on its part contained in this Indenture, in every Bond executed, authenticated and delivered hereunder and in all proceedings of its Board of Commissioners pertaining thereto; provided, however, that the liability of the Issuer under any such covenant, condition or agreement for any breach or default by the Issuer thereof or thereunder shall be limited solely to the Revenues and payments under the Letter of Credit. The Issuer represents that it is duly authorized under the Constitution and laws of the State of North Carolina, including particularly and without limitation the Act, to issue, sell and deliver the Bonds authorized hereby and to execute this Indenture, to execute and assign the Loan Agreement, to assign the Note and to pledge the revenues and receipts thereunder and the security therefor in the manner and to the extent herein set forth; that all action on its part for the issuance, sale and delivery of the Bonds, the execution and delivery of this Indenture, the execution and assignment of the Loan Agreement and the assignment of the Note and the security therefor has been duly and effectively taken (or if Additional Bonds are issued hereafter pursuant to Section 213, will be duly taken as provided therein); and that the Bonds in the hands of the holders thereof are and will be valid and enforceable obligations of the Issuer according to the import thereof.

      Section 403. Instruments of Further Assurance. The Issuer covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indenture or indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring mortgaging, pledging, assigning and confirming unto the Trustee the Trust Estate; provided that, the Issuer shall not be required to do or take any action after the initial issuance of the Bonds and the assignment of the Note and the Loan Agreement to the Issuer unless and until the Company has satisfied any demand by the Issuer for advance payment of any fees, or adequate assurance of future payment, for any expenses, or costs that may be incurred or anticipated by it in connection with the performance of any act or thing that it may be called upon or required to do under the terms of the Loan Agreement.

      Section 404. Recordation and Other Instruments. The Issuer and the Trustee covenant that they will cooperate with the Company in causing this Indenture, the Loan Agreement, such security agreements, financing statements and all supplements thereto, if any, and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve and protect the security of the holders and owners of the Bonds and the rights of Trustee hereunder, and to perfect the security interest created by this Indenture. The Company shall be responsible for making and recording such filings.

      Section 405. Inspection of Project Books. The Issuer and the Trustee covenant and agree that all books and documents in their possession relating to the Project and the revenues derived from the Project shall at all reasonable times be open to inspection by such accountants or other agencies as the other party may from time to time designate in writing and by the Company.

      Section 406. Rights Under Loan Agreement and Letter of Credit. The Loan Agreement, duly executed counterparts of which have been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Company, including provisions that subsequent to the issuance of Bonds and prior to their payment in full or provision for payment thereof in accordance with the provisions hereof the Loan Agreement may not be effectively amended, changed, modified, altered or terminated, or any provision waived without the written consent of the Trustee, and reference is hereby made to the same for a detailed statement of said covenants and obligations of the Company thereunder. The Issuer agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Company under and pursuant to the Loan Agreement and the Letter of Credit for and on behalf of the bondholders, whether or not the Issuer is in default hereunder.

      Section 407. Prohibited Activities. The Issuer and the Trustee covenant that neither of them shall knowingly take any action or suffer or permit any action to be taken or condition to exist which causes or may cause the interest payable on the Bonds to be subject to Federal income taxation. Without limiting the generality of the foregoing, the Issuer and the Trustee covenant that they will not knowingly permit the proceeds of the sale of the Bonds, the earnings thereon, and any other moneys on deposit in any fund or account maintained in respect of the Bonds (whether such moneys were derived from the proceeds of the sale of the Bonds or from other sources), to be used directly or indirectly in such manner as to cause the Bonds to be treated as "arbitrage bonds" within the meaning of Section 148 of the 1986 Code.

       Section 408. Transfer and Return of Letter of Credit. The Trustee shall not sell, assign or transfer the Letter of Credit except to a successor trustee under this Indenture in accordance with the requirements of the Letter of Credit. The Trustee shall return the Letter of Credit to the Bank for cancellation and together with such certificates or other documents as may be required in accordance with its terms.

       Section 409. Substitute Letter of Credit. If the Company, in accordance with Section 4.4 of the Loan Agreement, shall elect to provide a Substitute Letter of Credit, the Company shall notify the Trustee not less than forty-five
(45) days prior to the Substitution Date and not less than sixty (60) days prior to the expiration date of the Letter of Credit then in effect of its intention to provide such Substitute Letter of Credit. The Company shall also provide to the Trustee the following:

            (a) an opinion of nationally recognized counsel satisfactory to the Trustee that the Substitute Letter of Credit is the legal, valid and binding obligation of the Bank issuing the Substitute Letter of Credit (or, in the case of a branch or agency of a foreign commercial bank, the branch or agency issuing the same) enforceable in accordance with its terms. In the case of a Substitute Letter of Credit issued by a branch or agency of a foreign commercial bank, there shall also be delivered an opinion of counsel, satisfactory to the Trustee and licensed to practice law in the jurisdiction in which the head office of such Bank is located, to the effect that the Substitute Letter of Credit is the legal, valid and binding obligation of such Bank enforceable in such jurisdiction in accordance with its terms; and

            (b) an opinion of Bond Counsel stating that the delivery of such Substitute Letter of Credit is authorized under this Indenture and complies with the terms hereof and that the delivery of such Substitute Letter of Credit will not have an adverse effect on the exclusion of interest on the Bonds from gross income for Federal income tax purposes; and, if applicable

            (c) if the Bonds are rated by Moody's and/or Standard & Poor's, written evidence from Moody's, if the Bonds are rated by Moody's, and from Standard & Poor's, if the Bonds are rated by Standard & Poor's, in each case to the effect that such rating agency has reviewed the proposed Substitute Letter of Credit and that the substitution of the proposed Substitute Letter of Credit for the then current Letter of Credit will not, by itself, result in (A) a permanent withdrawal of its rating of the Bonds or (B) a reduction of the then current rating of the Bonds, or,

            (d) if the Bonds are not rated, evidence that the issuer of such Substitute Letter of Credit is a commercial bank or insurance company organized and doing business in the United States of America or a branch or agency of a foreign commercial bank located and doing business in the United States of America and subject to regulation by state or federal banking regulatory authorities and that has, as of the date sixty (60) days prior to such expiration or termination date (i) senior debt or long-term bank deposits rated by a Rating Agency with a rating at least equivalent to the senior debt or long-term bank deposits of the Bank issuing the Letter of Credit then in effect or (ii) outstanding letters of credit, insurance policies, surety bonds or other similar instruments that, when supporting debt obligations, result in such debt obligations being rated by a Rating Agency with a rating at least the equivalent of the ratings assigned to debt obligations supported with letters of credit, insurance policies, surety bonds or other similar instruments or devices issued by such Bank on the date ninety (90) days prior to such expiration or termination date.

      In the event the Company does not provide to the Trustee the written evidence specified in (c) or (d) above not later than two Business Days prior to the Substitution Date, the Substitution Date shall be a Credit Modification Date, and the Bonds shall be subject to mandatory tender for purchase on such date in accordance with Section 307 hereof.

      The Trustee shall notify all persons who are then registered owners of the Bonds that a Substitute Letter of Credit will be delivered to the Trustee, which notice shall state (i) the Substitution Date, (ii) the expiration date of the Letter of Credit for which the Substitute Letter of Credit is to be substituted,
(iii) the expiration date of the Substitute Letter of Credit, (iv) the Bank which is issuing the Substitute Letter of Credit and a brief description of such Bank, and (v) whether or not the Bonds are subject to mandatory tender for purchase on the Substitution Date in accordance with Section 307 hereof. Such notice shall be given not less than forty-five (45) days prior to the expiration of the existing Letter of Credit, and, if such date is expected to be a Credit Modification Date, not less than thirty (30) days prior to the Substitution Date. Such notice shall be given by mail in accordance with Section 302 hereof. The Company shall cause a description of the Bank issuing the Substitute Letter of Credit to be furnished to the Trustee in time sufficient to permit the Trustee to give the notice provided for in this Section 409. The Substitute Letter of Credit must be delivered to the Trustee not later than 10:00 a.m., Eastern Time, on the Substitution Date.

                                   ARTICLE V
                              REVENUES AND FUNDS

      Section 501. Creation of Bond Fund. There is hereby created and ordered to be established with the Trustee a trust fund of and in the name of the Issuer to be designated "The Pender County Industrial Facilities and Pollution Control Financing Authority Industrial Development Revenue Bond Fund (Leslie-Locke, Inc. Project)." There is also hereby created and ordered to be established within the Bond Fund two subaccounts, designated the "Letter of Credit Subaccount" and the "Company Payments Account." Within the Company Payments Account there shall be established, as and when required, a subaccount entitled "Available Moneys Subaccount." Moneys deposited into the Letter of Credit Subaccount and the Available Moneys Subaccount may not be commingled with moneys on deposit in the other subaccounts of the Bond Fund or with other moneys held under this Indenture. As provided in the granting clauses hereof, the Bond Fund is subject to a lien and charge in favor of the Holders of the Bonds and the Bank. The Letter of Credit Subaccount is established as a special trust fund for the benefit of Bondholders and the Trustee shall have the sole right of withdrawal therefrom. Neither the Company nor the Issuer shall have any legal, equitable or beneficial right, title or interest in such subaccount. Any moneys deposited with the Trustee in the Company Payments Account shall be transferred to the Available Moneys Subaccount at such time as such funds meet the requirements of the definition of Available Moneys herein, and moneys in the Available Moneys Subaccount shall not be commingled with any other funds.

      Section 502. Payments Into Bond Fund. There shall be deposited in the Company Payments Account of the Bond Fund, as and when received, (a) all Revenues, (b) all payments under the Note and (c) all other moneys received by the Trustee under and pursuant to any of the provisions of the Loan Agreement or this Indenture which are required to be paid into the Bond Fund or which are accompanied by directions not inconsistent with the provisions of the Loan Agreement, the Note and this Indenture that such moneys are to be paid into the Bond Fund. Moneys representing a drawing on the Letter of Credit for regularly scheduled principal and interest payments shall be deposited only into the Letter of Credit Subaccount. So long as any of the Bonds are Outstanding the Issuer shall promptly deposit, or cause to be deposited, in the Bond Fund for its account sufficient sums from revenues and receipts derived by it from the sale of the Bonds (whether or not under and pursuant to the Note or the Loan Agreement) or from payments pursuant to the Letter of Credit or other security documents to pay the principal of, premium, if any, and interest on the Bonds as the same become due and payable. Nothing herein shall be construed as requiring the Issuer to operate the Project or to use any funds or revenues from any source other than the payments derived from the loan of the proceeds derived from the sale of the Bonds as provided in the Loan Agreement and the Note.

      Section 503. Use of Moneys in Bond Fund. Moneys in the Bond Fund shall be used solely for the payment of the principal of and premium, if any, and interest on the Bonds either at maturity or at redemption prior to maturity or upon acceleration, or to repay the Bank for draws under the Letter of Credit to pay such principal of, premium, if any, and interest on the Bonds. In addition, moneys in the Bond Fund shall be used in the following priority:

            (a) Moneys representing proceeds of a drawing under the Letter of Credit;

            (b) Revenues and moneys furnished by the Company to the Trustee pursuant to the Loan Agreement, and proceeds from the investment thereof, which constitute Available Moneys;

            (c) Proceeds of the sale of refunding obligations, and proceeds from the investment thereof which have been deposited in the Bond Fund; and

            (d) Other revenues and moneys furnished by the Company to the Trustee pursuant to the Loan Agreement which have been deposited in the Company Payments Account pursuant to Section 502.

      Section 504. Withdrawals from Bond Fund. The Bond Fund shall be in the name of the Issuer, designated as set forth in Section 501, and the Issuer hereby irrevocably authorizes and directs the Trustee to withdraw from the Bond Fund sufficient funds to pay the principal of and premium, if any, and interest on the Bonds at maturity and redemption prior to maturity, and to use such funds for the purpose of paying principal, premium, if any, and interest in accordance with the provisions hereof pertaining to payment, which authorization and direction the Trustee hereby accepts; provided, however, that to the extent such payments have been made with proceeds of a drawing under the Letter of Credit and the Company does not reimburse the Bank, the Trustee shall promptly reimburse the Bank from funds on deposit in the Bond Fund.

      Section 505. Non-Presentment of Bonds. In the event any Bonds shall not be presented for payment when the principal thereof becomes due, whether at maturity, upon acceleration, upon call for redemption, upon demand for purchase, or otherwise, if there shall have been deposited with the Trustee for that purpose, or left in trust if previously so deposited, funds sufficient to pay the principal thereof, and premium, if any, together with all interest unpaid and due thereon, to the due date thereof, for the benefit of the holder thereof, all liability of the Issuer to the holder thereof for the payment of the principal thereof, premium, if any, and interest thereon, shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such fund or funds, without liability for interest thereon, for benefit of the holder of such Bond, who shall thereafter be restricted exclusively to such fund or funds, for any claim of whatever nature on his part under this Indenture or on, or with respect to, the Bond.

      Any moneys deposited with the Trustee or then held by the Trustee in trust for the payment of the principal of and redemption premium, if any, or interest on the Bonds and remaining unclaimed for five years after such principal and premium, if any, or interest has become due shall be treated as abandoned property pursuant to the provisions of Section 116B-18 of the North Carolina General Statutes and the Trustee shall report and remit this property to the Escheat Fund according to the requirements of Article 3 of Chapter 116B of the North Carolina General Statutes, and thereafter the Holders shall look only to the Escheat Fund, or to any successor fund, as the case may be, for payment and then only to the extent of the amounts so received, without any interest thereon, and the Issuer, the Remarketing Agent, the Trustee and the Company shall have no responsibility with respect to such money.

      Section 506. Fees, Expenses and Charges of Issuer, Trustee, Remarketing Agent, and Paying Agent. It is understood and agreed that pursuant to the provisions of Section 4.1(b) of the Loan Agreement, the Company agrees to pay the fees, expenses (including fees and expenses of counsel) and charges of the Trustee, the Remarketing Agent, and any Paying Agent as authorized and provided by this Indenture and, pursuant to Section 4.1(c) of the Loan Agreement, the fees, expenses and charges of the Issuer as authorized, required and provided by this Indenture and by the Loan Agreement. All such payments under the Loan Agreement which are received by the Trustee shall not be paid into the Bond Fund, but shall be segregated by the Trustee and expended solely for the purpose for which such payments are received. The Issuer may demand payment in advance, or adequate assurance of future payment, for any and all acts or things that it may be called upon, requested or required to do or perform in the future under the terms hereof.

      Section 507. Moneys to be Held in Trust. All moneys required to be deposited with or paid to the Trustee under any provision of this Indenture shall be held by the Trustee in trust for the benefit of the Holders of the Bonds and the Bank as herein provided, and except for (a) moneys deposited with or paid to the Trustee for the redemption of Bonds notice of which redemption has been duly given, (b) moneys deposited with the Trustee under Section 1202 as the purchase price for Bonds for which notice of tender has been irrevocably given under Section 202(e), and (c) moneys deposited with or paid to the Trustee pursuant to Article IX hereof, shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien hereof. Any moneys received by or paid to the Trustee pursuant to any provisions of the Loan Agreement calling for the Trustee to hold, administer and disburse the same in accordance with the specific provisions of the Loan Agreement shall be held, administered and disbursed pursuant to such provisions, and where required by the provisions of the Loan Agreement the Trustee shall set the same aside in a separate account. The Issuer agrees that if it shall receive any moneys pursuant to applicable provisions of the Loan Agreement, it will forthwith upon receipt thereof pay the same over to the Trustee to be held, administered and disbursed by the Trustee in accordance with the provisions of the Loan Agreement pursuant to which the Issuer may have received the same. Furthermore, if for any reason the Loan Agreement ceases to be in force and effect while any Bonds are outstanding, the Issuer agrees that if it shall receive any moneys derived from the Project, it will forthwith upon receipt thereof pay the same over to the Trustee to be held, administered and disbursed by the Trustee in accordance with provisions of the

Loan Agreement that would be applicable if the Loan Agreement were then in force and effect, and if there be no such provisions which would be so applicable, then the Trustee shall hold, administer and disburse such moneys solely for the discharge of the Issuer's obligations under this Indenture.

      Section 508. Payment of Excess Amounts. Anything herein to the contrary notwithstanding, and provided no Event of Default has occurred, the Trustee is authorized and directed to remit to the Bank all excess amounts in the Bond Fund, the Bond Purchase Fund, or in special accounts thereof to the extent necessary to reimburse the Bank for amounts owing to the Bank under the Reimbursement Agreement; provided that, in the event there are no amounts owing to the Bank under the Reimbursement Agreement and the Letter of Credit is no longer outstanding, such amounts shall be paid to the Company.

      Section 509. Letter of Credit. Except with respect to any Bond held by the Company or the Bank, the Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof to the extent necessary:

            (a) To make timely payments of principal of and interest on the Bonds, or to redeem Bonds, whenever and to the extent moneys are not available therefor from the sources set forth in clauses (a) and (b) of Section 503 hereof; and

            (b) To purchase any Bonds tendered pursuant to Section 202(e) or 307 hereof whenever and to the extent moneys are not available therefor from the sources set forth in clauses (i) and (ii) of Section 1202 (a) hereof.

            (c) To purchase any Bonds tendered pursuant to Section 202(e) hereof whenever and to the extent moneys are not available therefor from the sources set forth in clause (i) of Section 1202(a) hereof.

      So long as the Letter of Credit is in effect, the Trustee shall notify the Company not later than one Business Day prior to its intended draw on the Letter of Credit, with respect to a monthly interest payment, of its computation of the amount of accrued interest on the Bonds. Such notice may be by telephone, but shall be confirmed in writing, including confirmation by telecopy. The failure of the Trustee to provide such notice to the Company shall not affect the Trustee's obligation to draw on the Letter of Credit as provided herein. Moneys drawn on the Letter of Credit pursuant to Section 509(a) shall be deposited in the Letter of Credit Subaccount of the Bond Fund. Moneys drawn on the Letter of Credit pursuant to Section 509(b) or (c) shall be deposited in the Letter of Credit Subaccount of the Bond Purchase Fund.

      Notwithstanding anything else contained herein, the Trustee shall not make any payment of principal, purchase price or interest with respect to Pledged Bonds with the proceeds of a draw on the Letter of Credit.

      Section 510. Rebate Fund. (a) There is hereby created and ordered established with the Trustee a trust fund to be designated "The Pender County Industrial Facilities and Pollution Control Financing Authority Rebate Fund:
Leslie-Locke, Inc. Project." Any provisions in this Indenture to the contrary notwithstanding, amounts credited to the Rebate Fund shall be free and clear of any lien hereunder.

            The Trustee shall deposit in the Rebate Fund the amount forwarded to the Trustee by the Company pursuant to Section 6.10 of the Loan Agreement. Within 30 days after the end of each fifth anniversary of the date of issuance of the Bonds, commencing on the fifth anniversary of the Issue Date, the Trustee, acting on behalf of the Issuer, shall pay to the United States in accordance with Section 148(f) of the Code from the moneys then on deposit in the Rebate Fund an amount equal to 90% (or such greater percentage not in excess of 100% as the Company may direct the Trustee to pay) of the amount certified by the Company to be the required rebate to the United States as calculated under
Section 148(f)(2) of the Code (hereinafter called the "Rebate Amount"). Within 60 days after the payment in full of all outstanding Bonds, the Trustee shall pay to the United States in accordance with Section 148(f) of the Code from the moneys then on deposit in the Rebate Fund an amount equal to 100% of the Rebate Amount and any moneys remaining in the Rebate Fund following such payment shall be paid to the Company.

            The Trustee shall be entitled to rely on the calculations made pursuant to this Section and neither the Issuer nor the Trustee shall be responsible for any loss or damage resulting from any good faith action taken or omitted to be taken in reliance upon such calculations.
      The Trustee shall obtain and keep such records of the computations made pursuant to this Section as are required under Section 148(f) of the Code. Moneys in the Rebate Fund may be invested as provided in Article VII for the investment of the Bond Fund and the Construction Fund.

            (b) Notwithstanding anything to the contrary in this Indenture, the Company shall not be required to deliver any calculation or payment under this
Section 510, and no payment shall be made by the Trustee to the United States of America, if the Company shall furnish to the Trustee an opinion of Bond Counsel to the effect that no payment of rebate is required under the Code in order to prevent the Bonds from becoming "arbitrage bonds."

      Section 511. Creation of Bond Purchase Fund. (a) There is hereby created and ordered to be established with the Trustee a trust fund of and in the name of the Issuer to be designated "The Pender County Industrial Facilities and Pollution Control Financing Authority Industrial Development Revenue Bond Purchase Fund (Leslie-Locke, Inc. Project)." There is also hereby created and ordered to be established within the Bond Purchase Fund two subaccounts, designated the "Remarketing Proceeds Subaccount" and the "Letter of Credit Subaccount." As provided in the granting clauses hereof, the Bond Purchase Fund is subject to a lien and charge in favor of the Holders of the Bonds and the Bank. The Letter of Credit Subaccount of the Bond Purchase Fund is established as a special trust fund for the benefit of Bondholders and the Trustee shall have the sole right of withdrawal therefrom. Neither the Company nor the Issuer shall have any legal, equitable or beneficial right, title or interest in such subaccount. Moneys deposited into the Letter of Credit Subaccount and the Remarketing Proceeds Subaccount may not be commingled with moneys on deposit in the other subaccounts of the Bond Purchase Fund or with any other moneys held under this Indenture.

      (b) Moneys representing a drawing under the Letter of Credit to pay the purchase price of tendered Bonds may only be deposited into the Letter of Credit Subaccount of the Bond Purchase

Fund. Moneys representing the proceeds of a remarketing of the Bonds pursuant to
Section 1202(a)(i) or 1202(b)(ii) shall be deposited into the Remarketing Proceeds Subaccount of the Bond Purchase Fund.

      (c) The Bond Purchase Fund shall be held in the name of the Issuer, and the Issuer hereby irrevocably authorizes and directs the Trustee to withdraw from the Bond Purchase Fund sufficient funds to purchase such Bonds, and to use such funds for the purpose of paying the purchase price for the Bonds in accordance with the provisions hereof pertaining to purchase, which authorization and direction the Trustee hereby accepts; provided, however, that to the extent such purchase price is paid with proceeds of a drawing under the Letter of Credit and the Company does not reimburse the Bank, the Trustee shall promptly reimburse the Bank from funds on deposit in the Bond Purchase Fund and the Bond Fund for such payment.

                                  ARTICLE VI
                   CUSTODY AND APPLICATION OF BOND PROCEEDS

      Section 601. Creation of Construction Fund. There is hereby created and ordered established with the Trustee a trust fund to be designated "The Pender County Industrial Facilities and Pollution Control Financing Authority Construction Fund: Leslie-Locke, Inc. Project." As provided in the granting clauses hereof, the Construction Fund is subject to a lien and charge in favor of the Holders of the Bonds and the Bank.

      Section 602. Payments into Construction Fund. All proceeds received by or on behalf of the Issuer from the sale of the Bonds shall be paid into the Construction Fund to be used by the Trustee in the manner hereinafter provided for payment of the Cost of the Project.

      Section 603. Cost of the Project. The Cost of the Project shall include the following:

            (a) The cost of land or interests in land constituting part of the Project;

            (b) The actual cost of labor, materials, machinery and equipment as payable to contractors, builders and materialmen in connection with the acquisition, construction, installation and equipping of the Project;

            (c) Governmental charges levied or assessed during installation upon the Project, or on any property acquired therefor, and premiums on insurance in connection with the Project during installation;

            (d) Interest on the Bonds prior to, during and for not more than one year after completion of the Project;

            (e) Fees and expenses of architects and engineers for estimates, surveys and other preliminary investigations, preparation of plans, drawings and specifications and supervision of installation, as well as for the performance of all other duties of architects and engineers in relation to the installation of the Project or the issuance of the Bonds;

            (f) Expenses of administration, supervision and inspection properly chargeable to the Project, legal expenses and fees, fees and expenses of the Trustee, fees and expenses of financial advisors or brokers in arranging for the sale or placement of the Bonds, financing charges (including all fees and charges of the Bank relating to the issuance of the Letter of Credit during the construction of the Project), cost of audits, cost of preparing, issuing and selling the Bonds, abstracts and reports on titles to real estate, title insurance premiums and all other items of expense, including those of the Issuer, not elsewhere specified in this section incident to the acquisition, construction and installation of the Project; and

            (g) Reimbursement to the Company for any of such costs paid by it, whether before or after the execution of this Indenture.

      The Issuer hereby finds it advisable to include interest on the Bonds for not more than one year after construction of the Project within the Cost of the Project.

      The Company agrees that it will not request any disbursement which, if paid, would result in (i) less than substantially all (at least ninety-five percent (95%)) of the proceeds of the Bonds being used to provide land or property subject to the allowance for depreciation under Section 167 of the Code, constituting the Project, (ii) less than all of the proceeds of the Bonds being used to provide the Project under the Act, or (iii) the inclusion of the interest on any of the Bonds in the gross income of any Holder for purposes of federal income taxation (as long as such Holder is not a "related person" or a "substantial user" of the Project as such terms are used in Section 144 of the
Code). To the extent permitted by law without affecting the tax exemption on interest on the Bonds, if the Company determines that it has exceeded the foregoing limitation, it shall immediately repay to the Construction Fund sufficient monies to bring it into compliance with such limitation.

      Section 604. Payments from Construction Fund. The Trustee shall use moneys in the Construction Fund solely to pay the Cost of the Project. Before any payment shall be made from the Construction Fund, there shall be filed with the
Trustee:

            (a) A requisition, in the form attached as Exhibit C, signed by an Authorized Representative of the Company (and consented to in writing by the Bank), stating to whom the payment is to be made, the amount of the payment, the purpose in reasonable detail for which the obligation to be paid was incurred, and that the obligation stated on the requisition has been incurred by the Company in or about the acquisition, construction or equipping of the Project, each item is a proper charge against the Construction Fund and the obligation has not been the basis for a prior requisition which has been paid, together with a certificate attached to such requisition and signed by an Authorized Representative of the Company stating that:

                  (1) there has been received no written notice of any lien (other than any lien in favor of the Bank), right to lien or attachment upon, or claim affecting the right of the payee to receive payment of, any of the moneys payable under such requisition to any of the persons, firms or corporations named therein;

                  (2) such requisition contains no items representing payment on account of any percentage entitled to be retained at the date of the certificate;

                  (3) the payment of such requisition will not result in less than 97% of the net proceeds of the Bonds, expended or to be expended under such requisition and all prior requisitions being considered as having been used for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation under Section 167 of the Code;

                  (4) the payment of such requisition will not violate the prohibitions on use of proceeds set forth in Section 6.5 and Exhibit C of the Loan Agreement; and

                  (5) no Event of Default or event which after notice or lapse of time or both would constitute an Event of Default has occurred and not been waived or cured.

            (b) An invoice or other appropriate evidence of the obligation described in the requisition required by subsection (a) above.

      Upon receipt of each such requisition (together with the written consent of the Bank, as evidenced by its execution thereof) and accompanying certificate, the Trustee shall make payment from the Construction Fund in accordance with such requisition.

      Section 605. Disposition of Balance in Construction Fund. The Company has certified in the Loan Agreement that the Project is complete, and that all amounts in the Construction Fund will be used to pay Costs of the Project or issuance expenses within thirty (30) days following the Closing Date.

      Section 606. Disposition of Balance in Construction Fund upon Default. If the principal on the Bonds shall have become due and payable pursuant to Article IX hereof, any balance remaining in the Construction Fund shall immediately and without further authorization be transferred to the Bond Fund. The Trustee shall notify the Issuer, the Company, and, if applicable, the Bank of such action.

                                  ARTICLE VII
                                  INVESTMENTS

      Section 701. Investment of Moneys. Except as otherwise provided below, any moneys held in the Construction Fund or the Bond Fund may be separately invested and reinvested by the Trustee, at the request of and as directed in writing by the Company, to the extent such investments are permitted by law, in:

            (a) Government Securities, securities of the Federal National Mortgage Association, Government National Mortgage Association, Federal Intermediate Credit Banks, Federal Banks for Cooperatives, Federal Land Banks and Federal Home Loan Banks, including short term money market funds comprised either entirely of the foregoing or of a portfolio which is limited to the foregoing and repurchase agreements fully collateralized by the foregoing. Such money market funds may include those funds advised by the Trustee.

            (b) Commercial paper rated by Moody's Investors Service, Inc. within its NCO/Moody's ratings of Prime 1, or by Standard & Poor's Inc. within its ratings of A-1, or by Fitch Investors Service within its ratings of F-1.

            (c) Savings accounts, time deposits or certificates of deposit in any bank or trust company organized under the laws of the United States of America or any state thereof, Canada or any province thereof, or a member nation of the European Economic Community which has, at the time of the acquisition by the Trustee of such investments, a combined capital, surplus and undivided profits of not less than $100,000,000 (which bank may include the Trustee), provided that no deposits made under this subsection shall be made for any period extending beyond the date established as the date of final payment from the Construction Fund.

            (d) Savings accounts and certificates of (1) savings and loan associations that are under supervision of the State of North Carolina and (2) Federal associations organized under the laws of the United States of America and under Federal supervision, but only to the extent that such accounts and certificates are fully insured by the Federal Deposit Insurance Corporation or any successor Federal agency, provided that no deposits made under this subsection shall be made for any period extending beyond the date established as the date of final payment from the Construction Fund.

            (e) Tax-exempt securities that are rated, or that are supported by a letter of credit or similar credit enhancement that is rated not lower than the second highest rating category of a Rating Agency.

            (f) Participating interests in tax-exempt mutual funds.

Any bonds, notes or other evidences of indebtedness listed in subsections (a) and (b) above may be purchased by the Trustee pursuant to a repurchase agreement with any bank within or without the State of Minnesota acceptable to the Trustee and having a combined capital, surplus and undivided profits of not less than $25,000,000 and a rating by Moody's Investor Service Inc. within its NCO/Moody's ratings of Baa-3 or Prime 3, provided the obligation of the bank to repurchase the underlying securities is within 30 days of the date of purchase. A repurchase agreement for securities described in subsections (a) and (b) above shall be considered a purchase of such securities even if title and/or possession of such securities is not transferred to the Trustee so long as (1) the repurchase obligation of the bank is collateralized by the securities themselves, (2) the securities have on the date of the repurchase agreement a fair market value equal to at least 100% of the amount of the repurchase obligation of the bank and (3) the securities are held by a third party as agent for the Trustee and segregated from securities owned generally by the bank.

      All such investments shall be held by or under the control of the Trustee and while so held shall be deemed a part of the particular Fund in which held. The interest accruing thereon and any profit realized from such investments shall be credited to such Fund, and any loss resulting from such investments shall be charged to such Fund. The Company shall file with the Trustee and amend as appropriate a statement of when amounts in the Construction Fund are expected to be requisitioned. The Trustee shall sell and reduce to cash a sufficient amount of such investments whenever the cash balance in the Construction Fund or Bond Fund is insufficient for its purposes, regardless of the loss on liquidation.

      Any moneys held in the Letter of Credit Subaccount and the Bond Purchase Subaccount shall be held uninvested.

      Since the investments permitted by this section have been included at the request of the Company and the making of such investments from time to time will be subject to the Company's written direction, the Issuer, without thereby affecting the limitation of its liability set forth in the Loan Agreement and this Indenture, specifically disclaims any obligation to the Trustee or the Company for any loss arising from, or tax consequences of, investments pursuant to the provisions of this section. The Trustee shall not be responsible for any losses on investments made in accordance with this section or the tax consequences thereof.

                                 ARTICLE VIII
                RIGHTS OF THE COMPANY UNDER THE LOAN AGREEMENT

      Section 801. Rights of Company Under Loan Agreement. Nothing herein contained shall be deemed to impair the rights and privileges of the Company set forth in the Loan Agreement and an Event of Default hereunder shall not constitute an "Event of Default" under the Loan Agreement unless by the terms of the Loan Agreement it constitutes an Event of Default thereunder.

                                  ARTICLE IX
          DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND BONDHOLDERS

      Section 901. Events of Default. Each of the following events shall constitute and is referred to in this Indenture as an "Event of Default":

            (a) Default in the due and punctual payment of any interest on any Bond hereby secured and outstanding;

            (b) Default in the due and punctual payment of the principal of and premium, if any, on any Bond hereby secured and outstanding, whether at the stated maturity thereof, or upon proceedings for redemption thereof, or upon the maturity thereof by declaration;

            (c) Default in the payment of any amount due pursuant to Section 202(e) hereof;

            (d) Default in the payment of any other amount required to be paid under this Indenture or the performance or observance of any other of the covenants, agreements or conditions contained in this Indenture, or in the Bonds issued under this Indenture, and continuance thereof for a period of 30 days after written notice specifying such failure and requesting that it be remedied, shall have been given to the Issuer and the Company by the Trustee, which may give such notice in its discretion and shall give such notice at the written request of bondholders of not less than 10% in aggregate principal amount of the Bonds then outstanding, unless the Trustee, or the Trustee and bondholders of an aggregate principal amount of Bonds not less than the aggregate principal amount of Bonds the bondholders of which requested such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Issuer and the Trustee will not unreasonably withhold their consent to an extension of such time if corrective action is instituted by the Issuer, or the Company on behalf of the Issuer, within such period and is being diligently pursued;

            (e) The occurrence of an "Event of Default" under the Loan
Agreement;

            (f) Receipt by the Trustee of written notice from the Bank that an "Event of Default" has occurred under the Reimbursement Agreement, accompanied by a demand by the Bank that the Trustee declare the Bonds to be immediately due and payable;

            (g) Receipt by the Trustee of notice from the Bank as provided in the Letter of Credit with respect to interest to the effect that the amount available to be drawn under the Letter of Credit will not be reinstated;

            (h) The occurrence of an Event of Bankruptcy of the Company; and

            (i) The occurrence of an Event of Bankruptcy of the Bank.

      The term "default" as used in clauses (a), (b), (c) and (d) above shall mean default by the Issuer in the performance or observance of any of the covenants, agreements or conditions on its part contained in this Indenture, or in the Bonds outstanding hereunder, exclusive of any period of grace required to constitute a default an "Event of Default" as hereinabove provided.

      Section 902. Acceleration. (a) Upon the occurrence and during the continuation of an Event of Default, the Trustee may, and in certain events shall, declare the principal of all Outstanding Bonds secured by the Indenture and interest accrued thereon immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable. Such declarations shall be made as follows: Upon the occurrence and continuation of an Event of Default described in clause (a), (b), (c), (f), (g), or (i) of
Section 901 hereof, the Trustee shall declare the Bonds immediately due and payable as set forth above. Upon the occurrence and continuation of an Event of Default described in clause (d), (e) or (h) of Section 901 hereof, the Trustee may, and upon the written request of the holders of a majority in aggregate principal amount of Bonds outstanding hereunder, shall, but only with the prior written consent of the Bank so long as the Bank has not wrongfully dishonored a draw under the Letter of Credit, declare the Bonds immediately due and payable as set forth above. In each case, the Trustee shall declare such an Event of Default and acceleration of the Bonds by notice in writing delivered to the Issuer, the North Carolina Local Government Commission, the Company, and the Bank. Upon any such declaration the Issuer shall forthwith pay to the holders of the Bonds the entire unpaid principal of, premium, if any, and accrued interest on the Bonds, but only from the revenues and receipts herein specifically pledged for such purpose.

            (b) Upon the acceleration of the maturity of the Bonds, by declaration or otherwise, the Trustee shall immediately, without requirement of the indemnification described in Section 904 hereof, draw upon the Letter of Credit for the aggregate unpaid principal amount of the Bonds and all interest accrued thereon which shall be applied as set forth in Section 907. Upon such acceleration, interest on the Bonds shall cease to accrue as of the date of declaration of such acceleration.

      Section 903. Other Remedies; Rights of Bondholders. Upon the occurrence and during the continuation of an Event of Default, the Trustee may, as an alternative, pursue any available remedy by suit at law or in equity to enforce the payment of the principal of and premium, if any, and interest on the Bonds then Outstanding hereunder.

      If an Event of Default shall have occurred, and if it shall have been requested so to do by the holders of a majority in aggregate principal amount of Bonds outstanding hereunder and shall have been indemnified as provided in
Section 1101 hereof, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred upon it by this Section and by Section 902 as the Trustee, being advised by counsel, shall deem most expedient in the interests of the bondholders.

      No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the bondholders) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

      No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

      No waiver of any default or Event of Default hereunder, whether by the Trustee or by the bondholders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any rights or remedies consequent thereon.

      Section 904. Right of Bondholders to Direct Proceedings. The holders of two-thirds in aggregate principal amount of Bonds outstanding hereunder shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceeding hereunder; provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture. The Trustee is entitled to the indemnity provided in Section 1101 hereof before taking any action under this Section.

      Section 905. Appointment of Receiver. Upon the occurrence of an Event of Default, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the bondholders under this Indenture, the Trustee shall be entitled, as a matter of right, to the extent permitted by law, to the appointment of a receiver or receivers of the Trust Estate and of the tolls, rents, revenues, issues, earnings, income, products and profits thereof, pending such proceedings with such powers as the court making such appointment shall confer.

      Section 906. Waiver. In case of an Event of Default on its part, as aforesaid, to the extent that such rights may then lawfully be waived, neither the Issuer nor anyone claiming through it or under it shall or will set up, claim, or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture, but the Issuer, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so, the benefit of all such laws and all right of appraisement and redemption to which it may be entitled under the laws of the State of North Carolina.

      Section 907. Application of Moneys. Following an Event of Default and subject to Section 1102, moneys shall be applied by the Trustee as follows:

            (a) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:

            First: To the payment to the persons entitled thereto of all installments of interest then due, in the order of the maturity of the installments of such interest, and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege; provided that, payment of interest with respect to Pledged Bonds or Bonds held by the Company shall be paid only after payment of interest with respect to all other Bonds Outstanding.

            Second: To the payment to the persons entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), in the order of their due dates, with interest on such Bonds from the respective dates upon which they become due, and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege of any Bond over any other Bond and without preference or priority of principal over interest or of interest over principal; provided that, payments of principal and interest with respect to Bonds held by the Company or Pledged Bonds shall be paid only after payments of principal and interest with respect to all other Bonds Outstanding have been paid.

            Third: To the payment of the interest on and the principal of the Bonds, and to the redemption of Bonds, all in accordance with the provisions of Article V of this Indenture; and

            Fourth: To the payment of obligations due to the Bank under the Reimbursement Agreement.

            (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds, without preference or priority of principal over interest or of interest over principal, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the person entitled thereto without discrimination or privilege provided that, payments of principal and interest with respect to Bonds held by the Company or Pledged Bonds shall be paid only after payments of principal and interest with respect to all other Bonds Outstanding have been paid.

            (c) If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article then, subject to the provisions of paragraph (b) of this Section in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of paragraph (a) of this Section.

      Whenever moneys are to be applied by the Trustee pursuant to the provisions of this Section, such moneys shall be applied by it at such times, and from time to time, as it shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date and shall not be required to make payment to the holder of any unpaid Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

      Section 908. Remedies Vested in Trustee. All rights of action (including the right to file proof of claim) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee, without the necessity of joining as plaintiffs or defendants any holders of the Bonds hereby secured, and any recovery of judgment shall be for the equal benefit of the holders of the Outstanding Bonds.

      Section 909. Rights and Remedies of Bondholders. No holder of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder, unless a default has occurred of which the Trustee has been notified as provided in subsection (g) of Section 1101 hereof, or of which by said subsection it is deemed to have notice, nor unless such default shall have become an Event of Default and the holders of a majority in aggregate principal amount of Bonds Outstanding hereunder shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, nor unless also they have offered to the Trustee indemnity as provided in
Section 1101 hereof nor unless the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its own name; and such notification, request and offer of indemnity are hereby declared in every such case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture or for the appointment of a receiver or for any other remedy hereunder; it being understood and intended that no one or more holders of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by his or their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, held and maintained in the manner herein provided for the equal benefit of the holders of all Bonds outstanding hereunder. Nothing in this Indenture contained shall, however, affect or impair the right of any bondholders to enforce the payment of the principal of and interest on any Bonds at and after the maturity thereof, or the obligation of the Issuer to pay the principal of and interest on each of the Bonds issued hereunder to the respective holders thereof at the time and place set forth in the Bonds.

      Section 910. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored to their former positions and rights hereunder with respect to the property herein conveyed, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken, except to the extent the Trustee is legally bound by such adverse determination.

      Section 911. Waivers of Events of Default. The Trustee, with the written consent of the Bank, may in its discretion waive any Event of Default hereunder and its consequences and rescind any declaration of maturity of principal and shall do so, with the written consent of the Bank, upon the written request of the holders of a majority in principal amount of all Bonds outstanding hereunder; provided, however, that there shall not be waived any Event of Default described in clause (a), (b) or (c) of Section 901 hereof, unless prior to such waiver or rescission all arrears of principal (due otherwise than by declaration) and interest and all expenses of the Trustee and Paying Agent, shall have been paid or provided for, and in case of any such waiver or rescission the Issuer, Trustee and the bondholders shall be restored to their former positions and rights hereunder respectively; but no such waiver or rescission shall extend to any subsequent or other default, or impair any right subsequent thereon.

      Section 912. Disposition of Amounts Drawn on Letter of Credit; Assignment of Rights to Contest.

      (a) All amounts drawn on the Letter of Credit by the Trustee in accordance with Section 902 shall be held in the Bond Fund, shall be applied immediately to the payment of principal of and premium, if any, and interest accrued on the Bonds unless, prior to or with the proceeds of the draw on the Letter of Credit, the Trustee receives written instructions from the Bank to use such proceeds to purchase all (but not less than all) Bonds. If such instructions are received by the Trustee, such draw proceeds shall be immediately applied to the purchase of the Bonds, the acceleration of the Bonds shall be canceled, the Bonds shall become Pledged Bonds and the Bonds shall be registered in the name of the Company and pledged under the Reimbursement Agreement as additional security for repayment of the Company's obligations under the Reimbursement Agreement. Thereafter, such Bonds shall not be remarketed by the Remarketing Agent unless the Letter of Credit is reinstated or a Substitute Letter of Credit is delivered pursuant to Section 409.

      (b) The Trustee hereby assigns to the Bank all its rights to contest or otherwise dispute in the Trustee's name, place and stead and at the Bank's sole election and cost any claim of preferential transfer made by a bankruptcy trustee, debtor-in-possession or other similar official with respect to any amount paid to the Trustee by or on behalf of the Company or the Issuer to be applied to principal of and premium, if any, or interest on or purchase price of the Bonds, to the extent of payments made to the Trustee pursuant to a drawing under the Letter of Credit. The Trustee shall cooperate with and assist the Bank in any such contest or dispute as the Bank may reasonably request; provided, however, that the Bank shall reimburse the Trustee for its reasonable costs incurred in connection with providing such cooperation and assistance. The Trustee shall give the Bank prompt notice of any claim of preferential transfer of which the Trustee has knowledge. The foregoing assignment shall not be deemed to confer upon the Bank any right to contest or otherwise dispute any claim of preferential transfer with respect to any amount as to which there has been no drawing under the Letter of Credit. The assignment set forth above shall in no event be effective until the Bank shall have first furnished to the Trustee an agreement to indemnify the Trustee and the holders of the Bonds against any claim, liability or damage which they might suffer by reason of any such contest or dispute.

      Section 913. Letter of Credit Bank Deemed Owner. For all purposes of this
Article IX (other than receipt of payments), the Bank shall, so long as the Letter of Credit shall be in effect and the Bank shall not have wrongfully dishonored any draw under the Letter of Credit (any dishonor for a reason permitted by the Letter of Credit or pursuant to any administrative or judicial order, ruling, finding or decision shall not be deemed "wrongful" for purposes hereof), be deemed the holder and registered owner of all Bonds. As such, the Bank may take all actions permitted by this Article IX to be taken by the holders or registered owners of the Bonds, to the exclusion of the actual holders and registered owners of the Bonds; the purpose of this Section 913 being to permit the Bank to direct the taking of actions and enforcement of remedies permitted by this Article IX so long as the Letter of Credit shall be in effect and the Bank shall not have wrongfully dishonored any draw under the Letter of Credit.

      Section 914.  Subrogation Rights of the Bank.

      (a) Notwithstanding anything else contained herein, whenever the Trustee shall make any payment to any Bondholder with funds drawn under the Letter of Credit pursuant hereto, the Trustee shall make such payments as agent for the Bank and not as agent for the Issuer, and the Bank and its assigns shall thereafter, to the extent of the amount so paid, be subrogated to the rights thereon of the Bondholders to whom such payment was made, and the Trustee shall, in the event of the payment of principal, keep a written record of such payments. When a Bondholder has been paid the entire principal of and interest on his Bond with funds drawn under the Letter of Credit, such Bond shall be surrendered to the Trustee as agent for the Bank, in lieu of cancellation thereof, and such Bond shall be either cancelled or transferred and delivered to the Bank as the Bank shall direct.

      (b) In the event the Bank makes any payment with respect to the payment of the principal or purchase price of or interest on any Bond to the Trustee under the Letter of Credit, the Bank shall be subrogated to the rights possessed under this Indenture and in and to the Trust Estate by the Trustee, the Issuer and the owners of such Bonds so paid, and the Bank shall be subrogated to the rights of the Issuer and the Trustee under any other document, instrument or agreement securing repayment of the principal or purchase price of and interest on the Bonds. For purposes of the Bank's subrogation rights hereunder, (i) any reference in this Indenture to the Bondholders shall include the Bank, which shall be entitled to be treated as if the Bank were a registered owner of Bonds in the principal amount of any principal payment made by the Bank under the Letter of Credit, (ii) any portion of any Bond as to which the principal or purchase price is paid with money collected pursuant to the Letter of Credit shall be deemed to be outstanding under this Indenture and the principal amount of such Bond, together with interest due and unpaid thereon, which shall have been paid by the Bank pursuant to the Letter of Credit shall be deemed to be held by and owing to the Bank, and (iii) the Bank may exercise any and all rights and benefits it would have under this Indenture as a Holder of Bonds to the extent of the principal amount of Bonds owned or deemed to be owned by the Bank and any and all interest so due and unpaid thereon; provided that such Bonds (A) shall not be taken into account in determining any deficiency for which a claim or draw is to be made under the Letter of Credit, and (B) shall be subordinated in right of payment as of any Interest Payment Date or upon the redemption or acceleration of the Bonds. Subrogation rights granted to the Bank hereunder are not intended to be exclusive of any other rights or remedies available to the Bank, and such subrogation rights shall be cumulative and shall be in addition to every right or remedy given hereunder or under any other instrument or agreement with respect to reimbursement of money paid by the Bank pursuant to the Letter of Credit, and every other right or remedy now or hereafter existing at law or in equity or by statute.

                                   ARTICLE X
                               DISCHARGE OF LIEN

      Section 1001. Discharge of Lien. If the Issuer shall pay or cause to be paid to the holders and owners of the Bonds the principal, premium, if any, and interest to become due thereon at the times and in the manner stipulated therein, and if all fees and expenses of the Trustee have been paid, and if the Issuer shall keep, perform and observe all and singular the covenants and promises in the Bonds and in this Indenture expressed as to be kept, performed and observed by it on its part, then 366 days thereafter these presents and the estate and rights hereby granted shall cease, determine and be void; provided, however, that if the Trustee has drawn on the Letter of Credit pursuant to
Section 902 hereof this Indenture, then the rights and obligations created hereby shall remain in full force and effect until the proceeds of such draw have been distributed in accordance with the provisions hereof and all amounts owing or payable hereunder, under the Reimbursement Agreement, and under the Bonds have been paid. In the event such payments are made from (i) Available Moneys or (ii) the proceeds of a draw under the Letter of Credit, the lien of this Indenture shall close, determine and be terminated immediately upon such payment, subject to the proviso set forth in the preceding sentence. Thereupon the Trustee shall cancel and discharge the lien of this Indenture, and execute and deliver to the Issuer such instruments in writing as shall be requisite to satisfy the lien hereof, and reconvey to the Issuer the estate hereby conveyed, and assign and deliver to the Issuer or the Company, as their respective interests may appear, any property at the time subject to the lien of this

Indenture which may then be in its possession, except moneys or Government Securities held by it for the payment of the principal of and premium, if any, and interest on the Bonds.

      After the Conversion Date, any Bond shall be deemed to be paid within the meaning of this Article when payment of the principal of and premium, if any, and interest on such Bond (whether at maturity or upon redemption as provided in this Indenture, or otherwise), either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided for by irrevocably depositing with the Trustee, in trust and irrevocably set aside exclusively for such payment, (1) moneys sufficient to make such payment or (2) Government Securities (provided that such deposit will not affect the tax exempt status of the interest on any of the Bonds or cause any of the Bonds to be classified as arbitrage bonds within the meaning of Section 148 of the 1986
Code), maturing as to principal and interest in such amount and at such times as will provide sufficient moneys to make such payment and to redeem such Bonds, and all reasonable fees, compensation and expenses of the Trustee and any Paying Agent pertaining to the Bonds with respect to which such deposit is made and all other liabilities of the Company under the Loan Agreement shall have been paid or the payment thereof provided for to the satisfaction of the Trustee. Any moneys or Government Securities so held shall be held for the benefit of the Bondholders. The Trustee shall deliver notice to the bondholders in accordance with Section 302 that it has received moneys or Government Securities in accordance with this Section, and that the Bonds have been defeased in accordance with this Section.

      The Issuer or the Company may at any time surrender to the Trustee for cancellation by it any Bonds previously authenticated and delivered hereunder, which the Issuer or the Company may have acquired in any manner whatsoever, and such Bonds, upon such surrender and cancellation, shall be deemed to be paid and retired.

      If the Bonds are to be rated by a Rating Agency at or prior to the time provision for payment shall be made there shall be delivered to the Rating Agency the opinion of nationally recognized certified public accountants that the amounts deposited in accordance with this section are sufficient to pay principal and accrued interest on the Bonds when due, without reliance on any reinvestment income, and a written opinion of counsel experienced in bankruptcy law matters and in form satisfactory to the Rating Agency that the deposit and use of such monies will not constitute an avoidable preferential payment pursuant to Section 547 of the Bankruptcy Code, or an avoidable post-petition transfer pursuant to Section 549 of the Bankruptcy Code, recoverable from Holders of the Bonds pursuant to Section 550 of the Bankruptcy Code in the event of an Event of Bankruptcy.

      Section 1002. Effect of Discharge on Bonds. The provisions of this Indenture relating to the determination of the rate of interest to be borne by the Bonds, the options of the owners of the Bonds to deliver Bonds to the Trustee for purchase prior to or on the Conversion Date, and the related obligations of the Company, the Trustee and the Remarketing Agent shall remain in effect with respect to all Bonds until the principal of and interest on the Bonds shall have been paid in full, notwithstanding that the lien of this Indenture has been discharged pursuant to Section 1001 hereof.

                                  ARTICLE XI
                   TRUSTEE; PAYING AGENTS; REMARKETING AGENT

      Section 1101. Acceptance of Trusts. The Trustee hereby accepts the trust imposed upon it by this Indenture, and agrees to perform said trust as an ordinarily prudent trustee under a corporate mortgage, but only upon and subject to the following expressed terms and conditions:

            (a) The Trustee may execute any of the trusts or powers hereof and perform any duties required of it by or through attorneys, agents, receivers or employees, and shall be entitled to advice of counsel concerning all matters of trusts hereof and its duties hereunder, and may in all cases pay reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney, surveyor, engineer or accountant selected by it in the exercise of reasonable care, or, if selected or retained by the Issuer prior to the occurrence of a default of which the Trustee has been notified as provided in subsection (g) of this Section 1101, or of which by said subsection the Trustee is deemed to have notice, approved by the Trustee in the exercise of such care. The Trustee shall not be responsible for any loss or damage resulting from an action or non-action in accordance with any such opinion or advice.

            (b) The Trustee shall not be responsible for any recital herein, or in the Bonds (except in respect to the certificate of the Trustee endorsed on such Bonds), or for insuring the property herein conveyed or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplemental indentures or instrument of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or for the value of the title of the property herein conveyed or otherwise as to the maintenance of the security hereof; except that in the event the Trustee enters into possession of a part or all of the property herein conveyed pursuant to any provision of this Indenture, it shall use due diligence in preserving such property; and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions and agreements aforesaid as to the condition of the property herein conveyed.

            (c) The Trustee may become the owner of Bonds secured hereby with the same rights which it would have if not Trustee.

            (d) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed by it, in the exercise of reasonable care, to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of the owner of any Bond secured hereby, shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

            (e) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate of the Issuer signed by its Chairman or Vice Chairman and attested by its Secretary or Assistant Secretary as sufficient evidence of the facts therein contained and prior to the occurrence of a default of which it has been notified as provided in subsection (g) of this Section 1101, or of which by that subsection it is deemed to have notice, and shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion, at the reasonable expense of the Issuer, in every case secure such further evidence as it may think necessary or advisable but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Secretary of the Issuer under its seal to the effect that a resolution or ordinance in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution or ordinance has been duly adopted, and is in full force and effect.

            (f) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty of the Trustee, and the Trustee shall be answerable only for its own negligence or willful default.

            (g) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder (except a default under Section 901(a), (b), (c), (f), (g) or (i) concerning which the Trustee shall be deemed to have notice) unless the Trustee shall be specifically notified in writing of such default by the Issuer, the Company or the Bank or by the holders of at least a majority in aggregate principal amount of Bonds outstanding hereunder and all notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered to the office of the Trustee, and in the absence of such notice so delivered, the Trustee may conclusively assume there is no such default except as aforesaid.

            (h) The Trustee shall not be personally liable for any claims by or on behalf of any person, firm, corporation or other legal entity arising from the conduct or management of, or from any work or thing done on, the Project, and shall have no affirmative duty with respect to compliance of the Project under state or Federal laws pertaining to the transport, storage, treatment or disposal of pollutants, contaminants, waste or hazardous materials, or regulations, permits or licenses issued under such laws.

            (i) At any and all reasonable times the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right fully to inspect any and all of the property herein conveyed, including all books, papers and records of the Issuer pertaining to the Project and the Bonds, and to take such memoranda from and in regard thereto as may be desired; provided, however, that nothing contained in this subsection or in any other provision of this Indenture shall be construed to entitle the above named persons to any information or inspection involving the confidential know-how of the Company.

            (j) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

            (k) Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals, or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee, deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, the release of any property, or the taking of any other action by the Trustee.

            (l) Before taking such action hereunder, the Trustee may require that it be furnished an indemnity bond satisfactory to it for the reimbursement to it of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from the negligence or willful default of the Trustee, by reason of any action so taken by the Trustee. No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Notwithstanding the foregoing, the Trustee shall not require indemnity hereunder prior to (i) making a draw on the Letter of Credit in accordance with the terms hereof and thereof, (ii) making payments of principal and interest on the Bonds when due, or (iii) declaring an acceleration of the Bonds in accordance with the terms of Section 902.

      Section 1102. Fees, Charges and Expenses of Trustee and Paying Agents; Trustee's Prior Lien. The Trustee shall be entitled to payment and/or reimbursement for its reasonable fees for services rendered hereunder and all advances, Reasonable Attorneys' Fees and other expenses reasonably and necessarily made or incurred by the Trustee in and about the execution of the trusts created by this Indenture and in and about the exercise and performance by the Trustee of the powers and duties of the Trustee hereunder, and for all reasonable and necessary costs and expenses incurred in defending any liability in the premises of any character whatsoever (unless such liability is adjudicated to have resulted from the negligence or willful default of the Trustee). Any Paying Agent shall be paid the standard and customary fees and charges of the Paying Agent for handling the payment of the principal of and premium, if any, and interest on the Bonds, and funds sufficient to pay the same shall be deposited with each Paying Agent prior to the dates on which payments are required to be made on the Bonds. The Issuer has made provisions in the Loan Agreement for the payment of such reasonable and necessary advances, fees, costs and expenses and reference is hereby made to the Loan Agreement for the provisions so made. In this regard, it is understood that the Issuer pledges no funds or revenues other than those derived from and the avails of the Trust Estate to the payment of any obligation of the Issuer set forth in this Indenture, including the obligations set forth in this Section 1102, but nothing herein shall be construed as prohibiting the Issuer from using any other funds and revenues for the payment of any of its obligations under this Indenture. Following the occurrence of an Event of Default, the Trustee shall have a first lien with right of payment prior to payment on account of principal or interest of any Bond issued hereunder upon the Trust Estate for such reasonable and necessary advances, fees, costs and expenses incurred by the Trustee, provided that the Trustee shall not in any event have a lien on the proceeds of a drawing under the Letter of Credit.

      Section 1103. Notice to Bondholders of Default. If an Event of Default occurs of which the Trustee is deemed to have notice, so long as the Trustee has not declared an acceleration of the Bonds pursuant to Section 902, the Trustee shall, not less than fifteen (15), nor more than thirty (30), days after receiving notice of the occurrence of such Event of Default, give notice to the Company, the Bank and the Holders of all Bonds Outstanding by first-class mail.

      Section 1104. Intervention by Trustee. In any judicial proceeding to which the Issuer is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of holders of Bonds issued hereunder, the Trustee may intervene on behalf of bondholders and shall do so if requested in writing by the holders of at least a majority in aggregate principal amount of Bonds outstanding hereunder. The rights and obligations of the Trustee under this Section 1104 are subject to the approval of the court having jurisdiction in the premises.

      Section 1105. Merger or Consolidation of Trustee. Any bank or trust company to which the Trustee may be merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any bank or trust company resulting from any such sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor trustee hereunder and vested with all of the title to the whole property or Trust Estate and all the trusts, powers, discretions, immunities, privileges, and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that such successor trustee shall have capital and surplus of at least $100,000,000.

      Section 1106. Resignation by Trustee. The Trustee and any successor trustee may at any time resign from the trusts hereby created by giving 30 days written notice to the Issuer and the Company, and such resignation shall take effect at the end of such 30 days (provided a successor trustee has been duly appointed) or upon the earlier appointment of a successor trustee by the bondholders or by the Issuer. Such notice may be served personally or sent by certified mail.

      Section 1107. Removal of Trustee. The Trustee may be removed at any time by an instrument or concurrent instruments in writing delivered to the Trustee and to the Issuer, and signed by the holders of a majority in aggregate principal amount of Bonds outstanding hereunder; provided, however, that such removal shall not be effective until the appointment of a successor trustee as set forth in Section 1108 hereof.

      Section 1108. Appointment of Successor Trustee. So long as no Event of Default has occurred or is continuing, in case the Trustee hereunder shall resign or be removed, or be dissolved, or shall be in course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by the court, a successor may be appointed by the Issuer, with the consent of the Company, by an instrument executed and signed by its Chairman or Vice Chairman and attested by its Secretary or Assistant Secretary under its seal. If an Event of Default has occurred and is continuing, such successor trustee may be appointed by the holders of a majority in aggregate principal amount of Bonds outstanding hereunder, by an instrument or concurrent instruments in writing signed by such holders, or by their attorneys in fact, duly authorized; provided, nevertheless, that in case of such vacancy the Issuer, with the consent of the Company, by an instrument executed and signed by its Chairman or Vice Chairman and attested by its Secretary or Assistant Secretary under its seal, shall appoint a temporary trustee to fill such vacancy until a successor trustee shall be appointed by the bondholders in the manner above provided; and any such temporary trustee so appointed by the Issuer shall immediately and without further act be superseded by the trustee. Every such successor trustee shall be a trust company or bank in good standing, having capital and surplus of not less than $100,000,000, and, if the Bonds are rated by a Rating Agency, it shall also have a rating by Moody's (if the Bonds are then rated by Moody's) of at least Baa3/P-3, or by Standard & Poor's (if the Bonds are then rated by Standard & Poor's) of at least BBB/A3 or higher or shall otherwise be approved in writing by Moody's or Standard & Poor's, as the case may be. Such successor Trustee shall be satisfactory to the Company so long as no event has occurred with respect to the Company which constitutes an Event of Default or which by notice or lapse of time or both would constitute an Event of Default under this Indenture or the Loan Agreement. If no successor is appointed within thirty (30) days following the resignation or removal of the Trustee, the Trustee may petition a court of competent jurisdiction for the appointment of a successor Trustee.

      Section 1109. Concerning Any Successor Trustee. Every successor or temporary trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer an instrument in writing accepting such appointment hereunder, and thereupon such successor or temporary trustee, without any further act or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer or of its successor trustee, execute and deliver an instrument transferring to such successor all the estate, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor trustee shall, upon payment of all amounts owed to it hereunder, deliver all securities, moneys and any other property held by it as trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor trustee for more fully and certainly vesting in such successor the estates, rights, powers and duties hereby vested or intended to be vested in the predecessor trustee, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any trustee and the instrument or instruments removing any trustee and appointing a successor hereunder, together with all other instruments provided for in this Article shall, at the expense of the Issuer, be forthwith filed and/or recorded by the successor trustee in each recording office where the Indenture shall have been filed and/or recorded.

      Section 1110. Reliance Upon Instruments. The resolutions, opinions, certificates and other instruments provided for in this Indenture may be accepted and relied upon by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for its actions taken hereunder.

      Section 1111. Appointment of Co-Trustee. The Issuer and the Trustee shall have power to appoint and upon the request of the Trustee the Issuer shall for such purpose join with the Trustee in the execution of all instruments necessary or proper to appoint another corporation or one or more persons approved by the Trustee, and satisfactory to the Company so long as there is no termination of the interest of the Company by virtue of an Event of Default or otherwise, either to act as co-trustee or co-trustees jointly with the Trustee of all or any of the property subject to the lien hereof, or to act as separate trustee or trustee of all or any such property, with such powers as may be provided in the instrument of appointment and to vest in such corporation or person or persons as such separate trustee or co-trustee any property, title, right or power deemed necessary or desirable. In the event that the Issuer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. Should any deed, conveyance or instrument in writing from the Issuer be required by the separate trustee or co-trustee so appointed for more fully and certainly vesting in and confirming to him or to it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. Every such co-trustee and separate trustee shall, to the extent permitted by law, be appointed subject to the following provisions and conditions, namely:

                  (1) The Bonds shall be authenticated and delivered, and all powers, duties, obligations and rights conferred upon the Trustee in respect of the custody of all money and securities pledged or deposited hereunder, shall be exercised solely by the Trustee; and

                  (2) The Trustee, at any time by an instrument in writing, may remove any such separate Trustee or co-trustee.

      Every instrument, other than this Indenture, appointing any such co-trustee or separate trustee, shall refer to this Indenture and the conditions of this Article XI expressed, and upon the acceptance in writing by such separate trustee or co-trustee, he, they or it shall be vested with the estate or property specified in such instrument, jointly with the Trustee (except insofar as local law makes it necessary for any separate trustee to act alone), subject to all the trusts, conditions and provisions of this Indenture. Any such separate trustee or co-trustee may at any time, by an instrument in writing, constitute the Trustee as his, their or its agent or attorney-in-fact with full power and authority, to the extent authorized by law, to do all acts and things and exercise all discretion authorized or permitted by him, them or it, for and on behalf of him, them or it and in his, their or its name. In case any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all the estate, properties, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee shall vest in and be exercised by the Trustee until the appointment of a new trustee or a successor to such separate trustee or co-trustee. Any such co-trustee shall meet the requirements set forth in Section 1108 for a substitute trustee.

      Section 1112. Designation and Succession of Paying Agents. The Trustee and any other banks or trust companies, if any, designated as Paying Agent or Paying Agents in any supplemental indenture or in an instrument appointing a successor Trustee, shall be the Paying Agent or Paying Agents for the Bonds. Any Paying Agent appointed hereunder shall meet the requirements set forth in Section 1108 for a substitute trustee.

      Any bank or trust company with which or into which any Paying Agent may be merged or consolidated, or to which the assets and business of such Paying Agent may be sold, shall be deemed the successor of such Paying Agent for the purposes of this Indenture. If the position of Paying Agent shall become vacant for any reason, the Issuer shall, within 30 days thereafter, appoint such bank or trust company as shall be specified by the Company as such Paying Agent to fill such vacancy; provided, however, that, if the Issuer shall fail to appoint such Paying Agent within said period, the Trustee shall make such appointment.

      The Paying Agents shall enjoy the same protective provisions in the performance of their duties hereunder as are specified in Section 1101 hereof with respect to the Trustee insofar as such provisions may be applicable.

      Section 1113. Remarketing Agent. The Issuer shall, with the approval of the Company, appoint the Remarketing Agent for the Bonds, subject to the conditions set forth in Section 1114 hereof. The Remarketing Agent shall designate to the Trustee its principal office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer and the Trustee under which the Remarketing Agent will agree, particularly:

            (a) at the direction of the Company and subject to the provisions of
Article XII hereof, to offer for sale, and use its best efforts to sell, Bonds delivered to the Trustee for purchase pursuant to Section 202(e) hereof at a price equal to the principal amount thereof plus accrued interest to the Purchase Date specified in the applicable tender notice, any such sale to be made on the Purchase Date; and

            (b) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Trustee and the Company at all reasonable times.

      Section 1114. Qualifications of Remarketing Agent. The Remarketing Agent shall be a member of the National Association of Securities Dealers, Inc., or a commercial bank having a capitalization of at least $50,000,000 and authorized by law to perform all the duties imposed upon it by this Indenture. If the Bonds are rated by a Rating Agency, any successor Remarketing Agent shall be a bank or trust company whose outstanding bank deposit obligations are rated at least Baa-3/P-3 or otherwise be acceptable to such Rating Agency. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 60 days' notice to the Issuer, the Company, the Paying Agent and the Trustee; provided that such resignation shall not be effective until a successor is appointed. The Remarketing Agent may be removed at any time, at the direction of the Company (with the prior written consent of the Bank), by an instrument filed with the Remarketing Agent and the Trustee. Upon resignation or removal of the Remarketing Agent, the Company shall, with the consent of the Bank, appoint a substitute Remarketing Agent.

      In the event of the resignation or removal of the Remarketing Agent, the Remarketing Agent shall pay over, assign and deliver any moneys and Bonds held by it in such capacity to its successor or, if there be no successor, to the Trustee.

                                  ARTICLE XII
                       PURCHASE AND REMARKETING OF BONDS

      Section 1201. Remarketing of Bonds. (a) By the end of the Business Day on which the Trustee receives any notice in accordance with Section 202(e) hereof, the Trustee shall give telephonic or telegraphic notice, promptly confirmed by written notice, to the Remarketing Agent specifying the principal amount of Bonds stated in such notice to be delivered to it for purchase pursuant to Section 202(e) and the Purchase Date selected in such notice.

            (b) In the event the Bonds are subject to mandatory purchase under
Section 307 hereof, the Trustee shall send notice to the Company and the Remarketing Agent of such mandatory purchase, including the Mandatory Purchase Date, at the time it delivers notice thereof to the holders. The Remarketing Agent shall use its best efforts to remarket the Bonds to be purchased on the Mandatory Purchase Date at a price of par plus accrued interest.

            (c) No later than 3:00 p.m., Central Time, on the Business Day next preceding any Purchase Date or Mandatory Purchase Date, the Remarketing Agent shall give telegraphic or telephonic notice, promptly confirmed by written notice, to the Trustee specifying the principal amount of Bonds, if any, sold by it. Such notice shall include notice of the amount of Bonds it has not sold hereunder. Bonds to be purchased on the Purchase Date or the Mandatory Purchase Date must be delivered to the Trustee not later than 10:00 a.m., Central Time, on the Purchase Date. Any Bond subject to purchase on the Purchase Date or the Mandatory Purchase Date that is not tendered by 10:00 a.m., Central Time, on the Purchase Date will be deemed tendered, and the holder of such Bond shall not be entitled to interest thereon other than the interest accrued to the Purchase Date.

            (d) On any Purchase Dates or Mandatory Purchase Date, the Trustee shall give telegraphic or telephonic notice, promptly confirmed by written notice, to the Company and the Remarketing Agent specifying any Bond which have not been delivered to the Trustee pursuant to Section 202(e) or 307.

            (e) The Remarketing Agent shall use its best efforts to arrange for the sale, at par plus accrued interest, if any, of any Bonds for which a tender notice has been received under Section 202(e) or which are subject to mandatory purchase pursuant to Section 307 for settlement on the Purchase Date. Not later than 10:00 a.m., Central Time, on the Purchase Date, the Remarketing Agent shall transfer to the Trustee the proceeds of the remarketing of the Bonds remarketed on such Purchase Date, and the Trustee shall deposit such amounts in the Remarketing Proceeds Subaccount of the Bond Purchase Fund. In the event (i) the Remarketing Agent notifies the Trustee that it has failed to remarket any Bonds for which it has received notice of tender under Section 202(e) or any Bonds subject to mandatory purchase, or (ii) the Trustee does not receive the proceeds of the remarketing from the Remarketing Agent by 10:00 a.m., Central Time, the Trustee shall take all action necessary to draw on the Letter of Credit for an amount sufficient, when added to any remarketing proceeds delivered by the Remarketing Agent, to pay the purchase price of the Bonds to be purchased. Any Bonds purchased with the proceeds of a draw on the Letter of Credit shall be held by the Trustee as agent and bailee of the Bank subject to the lien of the Bank provided under the Reimbursement Agreement.

            (f) Any Bond purchased by the Trustee pursuant to the terms of this Indenture after notice of redemption or mandatory purchase has been given as provided in Section 302 or 307(b) hereof shall not be remarketed unless the notice of redemption or mandatory purchase, as the case may be, is simultaneously delivered to the Purchaser of the remarketed Bond.

            (g) The Remarketing Agent shall not sell or remarket any Bonds to the Company, the Issuer, or any affiliate or the Company or the Issuer.

      Section 1202. Purchase of Bonds. (a) On any Purchase Date the Trustee shall purchase on behalf of the Company, but only from the funds listed below, such Bonds from the registered owners thereof at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase. Funds for the payment of such purchase price shall be derived from the following sources in the order of priority indicated:

            (i) proceeds of the remarketing of such Bonds pursuant to Section 1201(e) hereof;

            (ii) moneys representing proceeds of a drawing under the Letter of Credit;

            (iii) revenues and moneys furnished by the Company to the Trustee, and proceeds from the investment thereof, which constitute Available Moneys; and

            (iv) revenues and moneys furnished by the Company pursuant to the Loan Agreement.

      (b) On any Mandatory Purchase Date the Trustee shall purchase on behalf of the Company, but only from the funds listed below, such Bonds from the registered owners thereof at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase. Funds for the payment of such purchase price shall be derived from the following sources in the order of priority indicated:

            (i) moneys representing proceeds of a drawing under the Letter of Credit;

            (ii) proceeds of the remarketing of such Bonds pursuant to Section 1201(b) and (e) hereof;

            (iii) revenues and moneys furnished by the Company to the Trustee, and proceeds from the investment thereof, which constitute Available Moneys; and

            (iv) revenues and moneys furnished by the Company pursuant to the Loan Agreement.

      Section 1203. Delivery of Bonds. Bonds purchased by the Trustee pursuant to Section 1202 shall be delivered by the Trustee as follows:

            (a) Bonds sold by the Remarketing Agent pursuant to Section 1201 hereof shall be delivered to the purchasers thereof upon payment therefor.

            (b) Bonds purchased by the Trustee with moneys described in clause
(iii) of Section 1202(a) or clause (iii) of 1202(b) hereof shall be canceled.

            (c) Bonds purchased by the Trustee with moneys described in clause
(ii) of Section 1202(a) or clause (i) or 1202(b) hereof shall be Pledged Bonds and shall be registered in the name of the Company and held by the Bank or its designee (including the Trustee) as agent and bailee for the Bank pending remarketing in accordance with the Pledge and Security Agreement dated as of November 1, 1995, between the Bank and the Company. The Trustee shall not release Pledged Bonds until it has received written notice from the Bank that the Letter of Credit has been fully reinstated with respect to such Pledged Bonds.

            (d) Bonds purchased by the Trustee with moneys described in clause
(iv) of Section 1202(a) hereof shall, at the direction of the Company, be (i) delivered to the Trustee for the account of the Company, (ii) canceled, or (iii) delivered to the Company; provided, however, that any Bonds so purchased after the selection thereof by the Trustee for redemption shall be canceled.

            (e) The due-bill checks, if any, delivered to the Trustee in accordance with Section 202(e) hereof shall be delivered to the person to whom the Trustee is to deliver the related Bonds.

            Bonds delivered as provided in this Section 1203 shall be registered in the manner directed by the recipient thereof.

      Section 1204. Drawings on Letter of Credit. The Trustee shall draw moneys under the Letter of Credit to the extent necessary to make timely payments required to be made pursuant to, and in accordance with, Section 1202 hereof.

      Section 1205. Delivery of Proceeds of Sale. The proceeds of the sale by the Remarketing Agent of any Bond shall be delivered to the Bondholder selling such Bond (or to the Company if the Bonds remarketed are held by or for the benefit of the Company, or to the Bank if the proceeds are from the sale of Pledged Bonds).

      Section 1206. Issuer to Cooperate. The Issuer shall cooperate with the Trustee and the Company to cause the necessary arrangements to be made and to be thereafter continued whereby funds from the sources specified herein and in the Loan Agreement will be made available for the purchase of Bonds delivered to the Trustee and whereby Bonds, executed by the Issuer and authenticated by the Trustee, shall be made available to the extent necessary for delivery pursuant to Section 1203 hereof.

      Section 1207. No Remarketing After Default. Anything in this Indenture to the contrary notwithstanding there shall be no remarketing of Bonds pursuant to this Article XII if there shall have occurred and be continuing an Event of Default described in clause (a), (b) or (c) of the first paragraph of Section 901 hereof or if any event shall have occurred and be continuing which with the lapse of time would constitute such an Event of Default.

      Section 1208. Duties of Trustee. The Trustee hereby agrees that in performing its duties referred to in this Article XII that the Trustee is acting as the agent and representative of the Company, the Bank and the holders of the Bonds and not the agent or representative of the Issuer.

      Section 1209. No Remarketing Under Certain Conditions. Notwithstanding anything to the contrary herein provided, the Bonds shall not be remarketed unless a Letter of Credit providing for the payment of the principal of, premium in the amount of 3%, and interest on, and purchase price of, the Bonds will be in effect following the remarketing of such Bonds.


                                 ARTICLE XIII
                            SUPPLEMENTAL INDENTURES

      Section 1301. Supplemental Indentures Not Requiring Consent of Bondholders. The Issuer and the Trustee may, from time to time and at any time, but without the consent of or notice to the bondholders, enter into supplemental indentures as follows:

            (a) to cure any formal defect, omission, inconsistency or ambiguity in this Indenture;

            (b) to grant to or confer or impose upon the Trustee for the benefit of the bondholders any additional rights, remedies, powers, authority, security, liabilities or duties which may lawfully be granted, conferred or imposed and which are not contrary to or inconsistent with this Indenture as theretofore in effect, provided that no such additional liabilities or duties shall be imposed upon the Trustee without its consent;

            (c) to add to the covenants and agreements of, and limitations and restrictions upon, the Issuer in this Indenture other covenants, agreements, limitations and restrictions to be observed by the Issuer which are not contrary to or inconsistent with this Indenture as theretofore in effect;

            (d) to confirm, as further assurance, any pledge under, and the subjection to any claim, lien or pledge created or to be created by, this Indenture, of the Revenues of the Issuer from the Loan Agreement or of any other moneys, securities or funds;

            (e) to comply with the requirements of the Trust Indenture Act of 1939, as from time to time amended;

            (f) to obtain an investment rating on the Bonds from a nationally recognized rating agency equal to or comparable to the rating assigned to long term or short term paper issued by the Bank;

            (g) to provide for the issuance, sale and delivery of Additional Bonds as provided in and upon compliance with Section 213 to provide for (1) the deposit and disbursement of the proceeds of such Additional Bonds to pay the expenses of the issuance of such Additional Bonds and the cost of all or any part of the facilities to be financed by means of such Additional Bonds or to refund another series of Bonds, as the case may be, (2) the payment of the principal of, premium, if any, and interest on such Additional Bonds, and (3) such other changes necessary in connection with the issuance of such Additional Bonds as shall not, in the opinion of the Trustee, prejudice in any material respect the rights of the holders of the Bonds then outstanding; or

            (h) to modify, alter, amend or supplement this Indenture in any other respect which is not materially adverse to the bondholders and which does not involve a change described in clause (a), (b), (c), (d), (e) or (f) of
Section 1302 hereof and which, in the judgment of the Trustee, is not to the prejudice of the Trustee.

      Section 1302. Supplemental Indentures Requiring Consent of Bondholders. Subject to the terms and provisions contained in this Section, and not otherwise, the holders of not less than two-thirds in aggregate principal amount of the Bonds then outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Issuer for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing herein contained shall permit, or be construed as permitting (a) an extension of the maturity (or mandatory sinking fund or other mandatory redemption date) of the principal of or the interest on or purchase price of any Bond issued hereunder, or (b) a reduction in the principal amount of or redemption premium or rate of interest on or purchase price on any Bond issued hereunder, or (c) the creation of any lien ranking prior to or on a parity with the lien of this Indenture on the Trust Estate or any part thereof, except as hereinbefore expressly permitted, or (d) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (e) a reduction in the aggregate principal amount of the Bonds required for consent to such supplemental indenture, or (f) deprive the holder of any Bond then outstanding of the lien hereby created on the Trust Estate. Nothing herein contained, however, shall be construed as making necessary the approval of bondholders of the execution of any supplemental indenture as provided in Section 1301 of this Article.

      If at any time the Issuer or the Company shall request the Trustee to enter into any supplemental indenture for any of the purposes of this Section, the Trustee shall, at the expense of the Company, cause notice of the proposed execution of such supplemental indenture to be mailed by first class mail to each registered owner of the Bonds. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the principal office of the Trustee for inspection by bondholders. The Trustee shall not, however, be subject to any liability to any bondholder by reason of its failure to mail such notice, and any such failure shall not affect the validity of such supplemental indenture when consented to and approved as provided in this Section. If the holders of not less than two-thirds in aggregate principal amount of the Bonds outstanding at the time of the execution of any such supplemental indenture have consented thereto, as herein provided, no holder of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture, this Indenture shall be deemed to be modified and amended in accordance therewith.

      Section 1303. Consent of Company and Bank; Bond Counsel Opinion. Anything herein to the contrary notwithstanding, a supplemental indenture under this
Article XIII shall not become effective unless and until the Company and the Bank shall have consented to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such supplemental indenture together with a copy of the proposed supplemental indenture to be mailed by certified or registered mail to the Company and the Bank at least 15 days prior to the proposed date of execution and delivery of any such supplemental indenture. The Company and the Bank shall be deemed to have consented to the execution and delivery of any such supplemental indenture if the Trustee receives a letter or other instrument signed by an authorized officer of the Company and the Bank expressing consent. In addition, the Trustee shall not execute and deliver any supplemental indenture hereunder unless and until the Trustee has received an opinion of Bond Counsel stating that the execution and delivery of such supplemental indenture is authorized under this Indenture and complies with the terms hereof and that the execution and delivery thereof will not have an adverse effect on the exclusion of interest on the Bonds from gross income for Federal income tax purposes.

                                  ARTICLE XIV
                       AMENDMENT TO LOAN AGREEMENT, NOTE
                             AND LETTER OF CREDIT

      Section 1401. Amendments Not Requiring Consent of Bondholders. The Trustee may from time to time (with the prior written consent of the Bank), and at any time, consent to any amendment, change or modification of the Loan Agreement, Note and Letter of Credit (a) for the purpose of curing any ambiguity or formal defect or omission, (b) in connection with the Project described in the Loan Agreement so as to identify the same more precisely or substitute or add additional property acquired with the proceeds of the Bonds; (c) in connection with any reinstatement or reduction of the Letter of Credit as permitted by its original terms; (d) in connection with obtaining a short term or long term investment rating on the Bonds from a nationally recognized rating agency equal to or comparable with the short term or long term rating then associated with the Bank's letters of credit; (e) in connection with the issuance, sale and delivery of Additional Bonds as provided in and in compliance with Section 213 to provide for payments of additional amounts sufficient to pay the principal of, premium, if any, and interest on such Additional Bonds and such other charges necessary in connection with the issuance of such Additional Bonds as shall not, in the opinion of the Trustee, prejudice in any material respect the rights of the holders of the Bonds then outstanding; or (f) to make any other change therein, which in the reasonable judgment of the Trustee is not to the prejudice of the Trustee or the holders of the Bonds. The Trustee shall not consent to any other amendment, change or modification of the Loan Agreement, Note and Letter of Credit without the approval or consent of the holders of not less than two-thirds in aggregate principal amount of the Bonds at the time outstanding, evidenced in the manner provided in Section 1501 hereof. No amendment, change or modification may decrease the obligation of the Company under the Note to pay amounts sufficient to pay the principal of, premium, if any, and interest on the Bonds as the same become due or the obligation of the Bank under the Letter of Credit.

      Section 1402. Amendments Requiring Consent of Bondholders. If at any time the Issuer or the Company shall request the Trustee's consent to a proposed amendment, change or modification requiring bondholder approval under Section 1401 hereof, the Trustee, shall, at the expense of the requesting party, cause notice of such proposed amendment, change or modification to be mailed in the same manner as provided by Section 1302 hereof with respect to supplemental indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file in the principal office of the Trustee for inspection by any interested bondholder. The Trustee shall not, however, be subject to any liability to any bondholder by reason of its failure to publish or mail such notice, and any such failure shall not affect the validity of such amendment, change or modification when consented to by the Trustee in the manner hereinabove provided. Anything contained in this Indenture to the contrary notwithstanding, the Issuer and the Trustee may consent to any amendment, change or modification of the Loan Agreement, the Note or the Letter of Credit upon receipt of the consent of the holders of all Bonds then outstanding and the Bank.

                                  ARTICLE XV
                                 MISCELLANEOUS

      Section 1501. Consents, etc. of Bondholders. Any request, direction, objection or other instrument required by this Indenture to be signed and executed by the bondholders may be in any number of concurrent writings of similar tenor and may be signed or executed by such bondholders in person or by agent appointed in writing. Proof of the execution of any such request, direction, objection or other instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken by it under such request or other instrument, namely:

            (a) The fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or by an affidavit of any witness to such execution.

            (b) The fact of ownership of Bonds and the amount or amounts, numbers and other identification of such Bonds, and the date of holding the same shall be proved by the registration books of the Issuer maintained by the Trustee as Bond Registrar.

      Section 1502. Notices. Except as otherwise provided in this Indenture, all notices, certificates or other communications shall be sufficiently given and shall be deemed given three Business Days after they have been mailed by registered or certified mail, postage prepaid, to the Issuer, the Company, the Trustee, the Remarketing Agent, or any Paying Agent other than the Trustee. Facsimiles of each notice, certificate or other communication given hereunder to the Company shall, in addition to mailing, be telecopied to the Company, and copies of each notice, certificate or other communication given hereunder by or to the Company shall be mailed by registered or certified mail, postage prepaid, to the Trustee; provided, however, that the effectiveness of any such notice shall not be affected by the failure to telecopy any such facsimiles or to send any such copies. Notices, certificates or other communications shall be sent to the following addresses:

      Company:                      Leslie-Locke, Inc.
                                    4501 Circle 75 Parkway
                                    Suite F-6300
                                    Atlanta, Georgia  30339
                                    Attention: President
                                    Telephone: (770) 953-6366 x206
                                    Telecopy: (770) 988-8158

      Issuer:                 The Pender County Industrial Facilities
                                    and Pollution Control Financing Authority
                                    c/o Clerk, Pender County Board
                                        of Commissioners
                                    The York House
                                    Burgaw, North Carolina 28425
                                    Attention: Chairman
                                    Telephone: (910) 259-1200
                                    Telecopy:  (910) 259-1402

      With copy to:           Pender County Attorney
                                    Courthouse
                                    Post Office Box 5
                                    Burgaw, North Carolina  28425
                                    Attention:  C. David Morison
                                    Telephone:  (910) 259-1200
                                    Telecopy:   (910) 259-1402

      Trustee and Paying Agent:     Norwest Bank Minnesota, National Association
                                    Sixth and Marquette
                                    Minneapolis, Minnesota 55479-0069
                                    Attention:  Corporate Trust Department
                                    Telephone:  (612) 667-8058
                                    Telecopy:   (612) 667-9825

      Remarketing Agent:      Blount Parrish & Roton, Inc.
                                    10 Court Square
                                    Montgomery, Alabama 36104
                                    Attention:  James D. Reynolds, Jr.
                                    Telephone:  (205) 264-8410
                                    Telecopy:   (205) 264-7608

      Bank:                         Branch Banking and Trust Company
                                    202 North Third Street
                                    Wilmington, North Carolina 28402
                                    Attention: Brett A. Barnes
                                    Telephone: (910) 815-2770
                                    Telecopy:  (910) 815-2799
      with a copy to:               Smith Helms Mulliss & Moore, L.L.P.
                                    227 N. Tryon Street
                                    Charlotte, North Carolina 28202
                                    Attention:  J. Richard Hazlett, Esq.
                                    Telephone:  (704) 343-2008
                                    Telecopy:   (704) 334-8467

Any of the foregoing may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

      Section 1503. Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture, or the Bonds issued hereunder, is intended or shall be construed to give to any person or company other than the parties hereto, and the holders of the Bonds secured by this Indenture any legal or equitable rights, remedy or claim under or in respect to this Indenture or any covenants, conditions and provisions hereof being intended to be and being for the sole exclusive benefit of the parties hereto and the holders of the Bonds hereby secured as herein provided.

      Section 1504. Severability. If any provisions of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions or in all cases because it conflicts with any provisions or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

      The invalidity of any one or more phrases, sentences, clauses or paragraphs in this Indenture contained shall not affect the remaining portions of this Indenture or any part thereof.

      Section 1505. Applicable Provisions of Law. This Indenture shall be considered to have been executed in the State of North Carolina and it is the intention of the parties that the substantive law of the State of North Carolina shall govern as to all questions of interpretation, validity and effect.

      Section 1506. Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      Section 1507. Successors and Assigns. All the covenants, stipulations, provisions, agreements, rights, remedies and claims of the parties hereto in this Indenture contained shall bind and inure to the benefit of their successors and assigns.

      Section 1508. Captions. The captions or headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

      Section 1509. Photocopies and Reproductions. If permitted by applicable law, a photocopy or other reproduction of this Indenture may be filed as a financing statement pursuant to the Uniform Commercial Code as adopted in the State of North Carolina, although the signatures of the Issuer and the Trustee on such reproduction are not original manual signatures.

      Section 1510. Bonds Owned by the Issuer or the Company. In determining whether bondholders of the requisite aggregate principal amount of the Bonds have concurred in any direction, consent or waiver under this Indenture, Bonds which are owned by the Issuer or the Company or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Bonds which the Trustee knows are so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer or the Company or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

      Section 1511. Limitation of Liability of Directors, Officers of Issuer and the Trustee. No covenant, agreement or obligation contained herein shall be deemed to be a covenant, agreement or obligation of any present or future commissioner, director, officer, employee, attorney or agent of the Issuer or the Pender County Board of Commissioners in his individual capacity, and neither the directors of the Issuer nor any officer thereof executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof. No commissioner, director, officer, employee, attorney or agent of the Issuer shall incur any personal liability with respect to any other action taken by him pursuant to this Indenture or the Act. Notwithstanding anything herein to the contrary, no provision, covenant or agreement contained in this Indenture or in the Bonds or any obligations herein or therein imposed upon the Issuer or the breach thereof, shall constitute or give rise to or impose upon the Issuer or the Pender County Board of Commissioners a pecuniary liability or a charge upon its general credit or taxing powers. In making the agreements, provisions and covenants set forth in this Indenture, the Issuer has not obligated itself except with respect to its rights and interest in the Loan Agreement and the Note, as hereinabove provided. The issuance of the Bonds under this Indenture shall not be considered a misfeasance in office.

      Section 1512. Bank as Third Party Beneficiary. The Issuer and the Trustee acknowledge that this Indenture is also for the benefit of the Bank, so long as the Letter of Credit is outstanding, by virtue of the Bank's obligations under the Letter of Credit and the Company's obligations under the Reimbursement Agreement; provided, however, that the Bank's rights hereunder, including its right to give its consents hereunder, shall be suspended as long as there is continuing a wrongful dishonor by the Bank of a draw under the Letter of Credit.

      Section 1513. Expiration of Letter of Credit. Upon the expiration or earlier termination of the Letter of Credit and the full payment and performance by the Company of its obligations under the Reimbursement Agreement, then references in this Indenture to the Bank's right of consent and to receive notices shall be ineffective except to the extent that the context requires otherwise.

      Section 1514. Trustee Books Open for Inspection. The Issuer and the Company may, following a written request therefor, inspect the books of the Trustee relating to the Bonds during the regular business hours of the Trustee.

      IN WITNESS WHEREOF, the Issuer has caused these presents to be signed in its name and behalf by its Chairman or Vice Chairman, to evidence its acceptance of the trust hereby created, the Trustee has caused these presents to be signed in its behalf by its duly authorized officer.

                   THE PENDER COUNTY INDUSTRIAL FACILITIES AND
                              POLLUTION CONTROL FINANCING AUTHORITY



                  By: ________________________________________
(SEAL)                                Chairman

ATTEST:



By:_____________________________
           Secretary



                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, as Trustee



                              By:_____________________________
                                    Corporate Trust Officer

                                   EXHIBIT A

                          Form of Variable Rate Bond

No. VR-                                                           $___________

                           UNITED STATES OF AMERICA
                           STATE OF NORTH CAROLINA
                   THE PENDER COUNTY INDUSTRIAL FACILITIES
                  AND POLLUTION CONTROL FINANCING AUTHORITY
                     INDUSTRIAL DEVELOPMENT REVENUE BONDS
                  (LESLIE-LOCKE, INC. PROJECT), SERIES 1997


Date of Bond: June 13, 1997                        Maturity Date: June 1, 2010

Interest Rate:  Variable (subject to conversion to a Fixed Rate as set forth herein)

                                                       CUSIP: ________________

Registered Owner:


Principal Amount:


KNOW ALL MEN BY THESE PRESENTS:

      That The Pender County Industrial Facilities and Pollution Control Financing Authority, a political subdivision of the State of North Carolina (the "Issuer"), for value received, promises to pay to the registered owner shown above, or registered assigns, but solely from the source and in the manner hereinafter set forth, on the maturity date shown above, the principal amount shown above and in like manner to pay interest on said amount from the date hereof shown above until payment of such principal amount has been made or duly provided for, at the rates and on the dates set forth herein, except as the provisions hereinafter set forth with respect to redemption of this Bond prior to maturity may become applicable hereto. This Bond shall be purchased on the demand of the registered owner as hereinafter described. The principal of this Bond is payable in lawful money of the United States of America upon the presentation and surrender hereof at the principal corporate trust office of Norwest Bank Minnesota, National Association, or its successor or successors, as Trustee (the "Trustee"), and interest on this Bond is payable on each Interest Payment Date in like money to the registered owner hereof by check or draft drawn upon the Trustee and mailed to the person in whose name this Bond is registered at the close of business one Business Day (as hereinafter defined) prior to such Interest Payment Date (the "Record Date"), provided that, owners of Bonds in the aggregate principal amount of not less than $500,000 may, by written instruction filed with the Trustee on or before the Record Date next preceding such Interest Payment Date, direct that interest payments be transmitted by wire transfer to an account in the continental United States (which wire transfer shall be at the expense of the holder).

      This Bond, designated "The Pender County Industrial Facilities and Pollution Control Financing Authority Industrial Development Revenue Bonds (Leslie-Locke, Inc. Project), Series 1997" is one of a series of Bonds in the aggregate principal amount of Seven Million Dollars ($7,000,000) (the "Bonds"), issued for the purpose of financing the cost of the construction of an expansion to an existing facility and to acquire and install equipment therein for the manufacture of building products (the "Project") for Leslie-Locke, Inc., a Delaware corporation (the "Company"), and paying expenses of issuing such Bonds. The Bonds are all issued under and are all equally and ratably secured and entitled to the protection given by an Indenture of Trust dated as of June 1, 1997 (the "Indenture"), duly executed and delivered by the Issuer to the Trustee. Reference is hereby made to the Indenture and all indentures supplemental thereto for the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Issuer, the Trustee and the registered owners of the Bonds, and the terms upon which the Bonds are issued and secured. The terms and conditions of the financing of the Project, the use of the proceeds of the Bonds by the Company for such purpose, and the payment of certain amounts thereunder, are contained in a Loan Agreement dated as of June 1, 1997 (the "Loan Agreement"), by and between the Issuer and the Company. Pursuant to the Loan Agreement, the Company has caused Branch Banking and Trust Company (the "Bank") to issue an irrevocable Letter of Credit (the "Letter of Credit"), issued in favor of the Trustee dated the date of the issuance of the Bonds, in an amount sufficient to pay the outstanding principal amount of, premium, if any, and unpaid interest on the Bonds, but not to exceed $7,466,666, which Letter of Credit expires on June 15, 2000. Substitute letters of credit may be delivered in accordance with Section 409 of the Indenture. Reference is hereby made to the Indenture, the Loan Agreement, the Note and the Letter of Credit and to all amendments and supplements thereto for a description of the provisions, among others, with respect to the nature and extent of the security, the default provisions, the rights, duties and obligations of the Issuer and the Trustee or the rights of the holders of the Bonds and the terms upon which the Bonds are issued and secured. All capitalized terms not defined herein shall have the meanings given them in the Indenture.

      The Bonds are issued pursuant to and in full compliance with the laws of the State of North Carolina, particularly the Industrial Facilities and Pollution Control Financing Act, Chapter 159C of the North Carolina General Statutes, as amended (hereinafter called the "Act"), and pursuant to a resolution of the Issuer, which authorized the execution and delivery of the Indenture. This Bond is a limited obligation of the Issuer payable solely from the Revenues, as defined in the Indenture, which Revenues have been pledged and assigned to the Trustee for the benefit of the Bondholders to secure payment of this Bond, and from the Letter of Credit. THIS BOND AND THE ISSUE OF WHICH IT IS A PART AND THE PREMIUM, IF ANY, AND INTEREST THEREON AND PURCHASE PRICE THEREFOR ARE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM THE REVENUES AND RECEIPTS DERIVED FROM THE LOAN AGREEMENT, INCLUDING PAYMENTS RECEIVED UNDER THE NOTE AND THE LETTER OF CREDIT, WHICH REVENUES AND RECEIPTS HAVE BEEN PLEDGED AND ASSIGNED TO THE TRUSTEE TO SECURE PAYMENT OF THE BONDS. THE BONDS, THE PREMIUM, IF ANY, AND THE INTEREST THEREON, AND PURCHASE PRICE THEREFOR, SHALL NOT BE

DEEMED TO CONSTITUTE A DEBT OR A PLEDGE OF THE FAITH AND CREDIT OF THE STATE OF NORTH CAROLINA OR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER. NEITHER THE STATE OF NORTH CAROLINA NOR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER, SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON OR PURCHASE PRICE OF THE BONDS OR OTHER COSTS INCIDENT THERETO EXCEPT FROM THE REVENUES AND RECEIPTS PLEDGED THEREFOR, AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF NORTH CAROLINA OR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER, IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON OR PURCHASE PRICE OF THE BONDS OR OTHER COSTS INCIDENT THERETO.

The Bonds are not general obligations of the Issuer but are special obligations payable solely from revenues derived from the Loan Agreement.

      The Loan Agreement provides for payments by the Company in amounts sufficient to provide for the payment of the principal of and interest on the Bonds as due and payable. Provision has been made in the Loan Agreement for such payments to be paid directly to the Trustee and deposited in a special account of the Issuer and held by the Trustee designated "Industrial Development Revenue Bond Fund (Leslie-Locke, Inc. Project)," and such payments have been duly assigned to the Trustee for that purpose.

      The Company shall have the option to convert the rate of interest payable on the Bonds from the variable rate set forth herein to a fixed rate determined as set forth in the Indenture on any Interest Payment Date (the date of such conversion being herein referred to as the "Conversion Date"), by giving written notice to the Issuer, the Trustee and the Remarketing Agent and upon the terms and conditions set forth in the Indenture. The Trustee is required to give written notice of the exercise of such option by mail to the registered owner of this Bond not less than 30 days prior to the Conversion Date. Subject to the obligation of the Remarketing Agent (hereinafter identified) to remarket the Bonds, as set forth in the Indenture, all Bonds shall be purchased by the Trustee on behalf of the Company on the Conversion Date at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase. If the owner of this Bond does not tender the same for purchase prior to the Conversion Date in accordance with the Indenture and the provisions hereinafter set forth, this Bond shall be deemed to have been so tendered for purchase on the Conversion Date and no further interest hereon at the variable rate set forth herein shall thereafter accrue. After the Conversion Date, the Bonds shall no longer be subject to certain provisions of the Indenture, including the provisions relating to the right of the owner to demand purchase of the Bonds. Reference is hereby made to the Indenture and all indentures supplemental thereto for all of the provisions with respect to the conversion of the rate payable on the Bonds to the Fixed Rate.

      On or prior to the Conversion Date, any Bond shall be purchased, on the demand of the owner thereof, on any Business Day (as hereinafter defined) at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase, upon:

            (a) delivery to the Trustee at its principal corporate trust office of telephonic notice followed within two days by written notice (which may be delivered by telecopy) which (i) states the name of the registered holder and the principal amount of such Bond to be tendered and (ii) states the date on which such Bond shall be so purchased, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Trustee; and

            (b) delivery of such Bond (with an appropriate transfer of registration form executed in blank acceptable to the Trustee) and, in the case of a Bond to be purchased prior to the Interest Payment Date for any Rate Period and after the Record Date in respect thereof, a due-bill check, in form satisfactory to the Trustee, for interest due on such Interest Payment Date, at the principal corporate trust office of the Trustee at or prior to 10:00 a.m., Central time, on the date specified in the aforesaid notice; provided, however, that such Bond shall be so purchased only if the Bond so delivered to the Trustee shall conform in all respects to the description thereof in the aforesaid notice.

      The term "Business Day" shall mean a day of the year, other than a Saturday or a Sunday, on which banks located in the cities in which the principal corporate trust office of the Trustee, the principal office of any Paying Agent and the principal office of the Bank are located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

      Interest on the Bonds shall be paid on September 1, 1997, and on the first day (or, if such day shall not be a Business Day, the next succeeding Business Day with the same force and effect as if paid on such day) of each March, June, September and December thereafter prior to and including the Conversion Date (an "Interest Payment Date"), and shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed. Interest on the Bonds shall first accrue from and including the date of the first authentication and delivery of Bonds to and including September 1, 1997, and commencing September 1, 1997, and until the Conversion Date, interest on the Bonds shall accrue from and including each Interest Payment Date to and including the day next preceding the following Interest Payment Date.

      For the period from and including the day of the first authentication and delivery of Bonds to and including the Wednesday of the next succeeding calendar week, the Bonds shall bear interest at a rate equal to the rate set on the date prior to the issuance of the Bonds in the manner set forth in subparagraphs (a),
(b) and (c) of this paragraph. Thereafter and prior to the Conversion Date, for each period from and including the first Thursday following a Rate Computation Date to and including the next succeeding Wednesday (each such period, including the first period described in the immediately preceding sentence, being hereinafter called a "Rate Period"), the interest rate on the Bonds shall be determined as follows:

            (a) On the Rate Computation Date of each calendar week the Remarketing Agent shall determine that interest rate which, if borne by the Bonds, would, in its judgment having due regard to prevailing financial market conditions and the yields at which comparable securities are then being sold, be the interest rate necessary, but which would not exceed the interest rate necessary, to enable the Remarketing Agent to sell the Bonds at the principal amount thereof, and the interest rate so determined shall be the interest rate on the Bonds for the next succeeding Rate Period; provided, however, such rate may be adjusted by the Remarketing Agent on any date during such Rate Period if such an adjustment is needed in order to enable the Remarketing Agent to remarket a Bond which has been tendered for purchase in accordance with the Indenture and the provisions hereinabove set forth. Such determination or adjustment shall be based on the knowledge of the Remarketing Agent of actual sales or pricing during the prior 105 days of securities which in the judgment of the Remarketing Agent are comparable to the Bonds and prevailing market conditions, or the marketing efforts with, or solicitation of proposals from, not less than three institutional or money fund investors or other entities or individuals who customarily purchase industrial development bonds or other tax-exempt securities in denominations of $100,000 or more. Any such adjustment of the rate occurring during a Rate Period shall apply to all of the Bonds outstanding at the time that such adjustment is made, and shall be effective beginning on the date immediately following the date on which such rate is announced by the Remarketing Agent and thereafter to the beginning of the next Rate Period. On the same Business Day the Remarketing agent shall give telegraphic or telephonic notice, promptly confirmed in writing, to the Trustee and the Company specifying the interest rate so determined.

            (b) In the event that no person is serving as the Remarketing Agent on the applicable Rate Computation Date, or if at any time the Remarketing Agent fails to establish the Variable Rate in accordance with the procedure described in the preceding paragraph, then the Variable Rate for the Rate Period affected shall be the same as for the preceding Rate Period. If no Variable Rate has been established for the two immediately preceding Rate Periods, then the Variable Rate for such Rate Period shall be determined by the Trustee and shall be a percentage per annum (not to exceed the Maximum Rate) equal to eighty percent (80%) of the bond equivalent yield (calculated in accordance with standard practice in the banking industry) applicable to 91-day United States Treasury bills determined on the basis of the average per annum discount rate at which such 91-day Treasury bills shall have been sold at the most recent Treasury auction of such 91-day Treasury bills as quoted or published by the Federal Reserve Board of any department or agency of the United States of America; provided further, that in the event that there shall not have been a Treasury auction of such 91-day Treasury bills on any date during the ten (10) Business Days immediately preceding such date of determination of the Variable Rate, or in the event that such discount rates for any Treasury auction of such 91-day Treasury bills during such ten (10) Business Day period shall not be quoted or published by the Federal Reserve Board or any department or agency of the United States of America, the Variable Rate for the immediately preceding Rate Period shall remain in effect for such Rate Period.

            (c) Notwithstanding the foregoing the interest rate on the Bonds shall never exceed a rate which would cause the net effective interest rate for the Bonds as of any date, computed in accordance with applicable usury law, to exceed 12%. All calculations of the Variable Rate shall be rounded to the nearest one-hundredth of one percent (.01%).

      The determination of the Variable Rate by the Remarketing Agent of the Trustee shall be conclusive and binding upon the owners of the Bonds.

      The term "Rate Computation Date" shall mean (i) the Business Day next preceding the date of the first authentication and delivery of the Bonds, and
(ii) the Wednesday of each calendar week thereafter, provided that if any Wednesday is not a Business Day then the Rate Computation Date shall be the first Business Day preceding such Wednesday.

      The Issuer has appointed Blount Parrish & Roton, Inc., Montgomery, Alabama, as Remarketing Agent under the Indenture. The Issuer may from time to time, at the direction of the Company, remove or replace the Remarketing Agent.

      The owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in and defend any suit or other proceeding with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of this Bond may be declared and may become due and payable before the stated maturity thereof, together with accrued interest thereon.

      Modifications or alterations of the Indenture, or of any indenture supplemental thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

      Prior to the Conversion Date, the Bonds are subject to redemption prior to maturity as follows:

            (a) The Bonds shall be redeemed in the event the Company shall elect to exercise its option set forth in Section 9.2 of the Loan Agreement to prepay installments payable under the Loan Agreement upon the occurrence of any of the events specified in such section, in whole but not in part, at any time, at a redemption price equal to the principal amount being redeemed plus accrued interest to the redemption date. Such redemption shall be made only with the prior written consent of the Bank.

            (b) The Bonds shall be redeemed in the event the Company shall become obligated to prepay installments payable under the Loan Agreement upon the occurrence of a "Determination of Taxability," as such term is defined in
Section 9.3 of the Loan Agreement, in whole at any time, at a redemption price equal to 103% of the principal amount thereof plus accrued interest to the redemption date. Fewer than all of the Bonds may be redeemed if, in the opinion of Bond Counsel, redemption of fewer than all the Bonds would result in the interest payable on the Bonds remaining Outstanding being excluded from gross income for Federal income tax purposes. Notice of a redemption pursuant to this Section shall be sent to the Holders within thirty days after the occurrence of a Determination of Taxability.

            (c) The Bonds may be redeemed at the option of the Issuer, to be exercised as directed by the Company, with the prior written consent of the Bank, in whole at any time or in part (in denominations of $100,000 or any integral multiple thereof) on any Interest Payment Date (and if in part, by lot or in such other manner as may be determined by the Trustee to be fair and equitable), at a redemption price equal to the principal amount being redeemed plus accrued interest to the redemption date in the event the Company exercises its right to prepay installments on the Note in order to redeem Bonds as set forth in Section 9.1 of the Loan Agreement.

            (d) The Bonds are subject to mandatory sinking fund redemption prior to their scheduled maturity on June 1, 1999, and on each succeeding June 1 to and including June 1, 2009, in the principal amount of $600,000. The remaining $400,000 in principal amount of Bonds shall be redeemed on June 1, 2010.

            (e) The Bonds shall be redeemed, in whole or in part, and without premium, at the direction of the Bank following the occurrence of an "Event of Default" under the Letter of Credit and Reimbursement Agreement under which the Letter of Credit was issued at a redemption price equal to the principal amount thereof to be redeemed plus accrued interest to, but not including, the redemption date.

            (f) Bonds purchased on the Mandatory Purchase Date described in subsection (c) below of the provisions relating to mandatory purchase of Bonds shall not be remarketed but rather shall be deemed to have been redeemed and shall be canceled.

            (g) The Bonds are subject to mandatory redemption after the Completion Date with respect to the Project, to the extent of any excess proceeds remaining in the Construction Fund and transferred to the Bond Fund under Section 605 of the Indenture.

            (h) The Bonds shall be redeemed in whole prior to their scheduled maturity at a redemption price equal to the principal amount thereof, without premium, plus accrued interest to the redemption date on the first Interest Payment Date which is not less than 90 days after the Issuer has notified the Trustee and the Bank in writing that the Company has, in the opinion of the Issuer, ceased to operate the Project as an "industrial project for industry" within the meaning of the Act. A cessation of operation shall not be deemed to have occurred until 90 days shall have elapsed after written notice has been given to the Company and the Bank by the Issuer that operations at the Project shall have ceased and the Company shall not have demonstrated to the satisfaction of the Issuer that the Company has resumed the operations of the Project as an "industrial project for industry" within the meaning of the Act or that the Company is, in good faith, seeking to arrange resumption of an economically reasonable operation of the Project by the Company or, if permitted under the Loan Agreement, by an assignee or purchaser of the Project as such an "industrial project for industry"; provided that a temporary shutdown due to a strike or other labor dispute, lack of fuel or similar occurrence shall not be deemed a cessation of operation.

      In the event any of the Bonds or portions thereof (which shall be $100,000 or any integral multiple of $5,000 in excess thereof) are called for redemption, notice thereof shall be given by the Trustee by first class mail to the registered owner of each such Bond addressed to such registered owner at his registered address and placed in the mails not less than twenty (20) days prior to the date fixed for redemption; provided, however, that failure to give such notice by mailing, or any defect therein, shall not affect the validity of the proceedings for the redemption of any Bond with respect to which no such failure or defect has occurred. Each notice shall identify the Bonds or portions thereof being called, and the date on which they shall be presented for payment. After the date specified in such call, the Bond or Bonds so called will cease to bear interest provided funds sufficient for their redemption have been deposited with the Trustee, and, except for the purpose of payment, shall no longer be protected by the Indenture and shall not be deemed to be outstanding under the provisions of the Indenture. If Bonds are redeemed in part, a portion of a Bond may be redeemed only if the holder of such Bond will hold, following such partial redemption, Bonds in a denomination of at least $100,000; provided that, if a redemption cannot be effected to result in denominations of $100,000 for all holders, the Trustee shall select Bonds for redemption so that one holder owns Bonds with a principal amount that is less $100,000.

      The Bonds are subject to mandatory purchase on the following dates (each of which is designated a Mandatory Purchase Date):

      (a) on the Conversion Date, at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to but not including the date of purchase, and shall be paid from the proceeds of a draw under the Letter of Credit in accordance with Section 509 hereof;

      (b) on any Credit Modification Date, at a purchase price equal to 100% of the principal amount thereof, plus interest accrued to the Mandatory Purchase Date, and shall be paid from the proceeds of a draw under the Letter of Credit in accordance with Section 509 hereof; and

      (c) on the Business Day that is fifteen days prior to the expiration or termination date of the Letter of Credit then in effect (or if such date is not a Business Day, on the next preceding Business Day) in the event the Company has not provided notice that a Substitute Letter of Credit will be provided in accordance with Section 409.

      A Credit Modification Date shall mean a Substitution Date if either of the following occurs:

            (i) if the Bonds are then rated by a Rating Agency, the Company provides notice that a Substitute Letter of Credit will be provided in accordance with Section 409 of the Indenture but fails to deliver to the Trustee the letter from any Rating Agency then rating the Bonds as required by Section 409(c), or (2) the Company delivers such notice and the letter required by Section 409(c) but prior to the Substitution Date such Rating Agency revokes such letter, or (3) the Company delivers such notice and letter but such Substitute Letter of Credit is not delivered to, and accepted by, the Trustee on or prior to the Substitution Date; or

            (ii) the Bonds are not then rated and (1) the Company provides notice that a Substitute Letter of Credit will be provided in accordance with Section 409 of the Indenture but fails to deliver to the Trustee the evidence required by Section 409(d), or (2) the Company delivers such notice and evidence but such Substitute Letter of Credit is not delivered to, and accepted by, the Trustee on or prior to the Substitution Date.

      Notice of mandatory purchase shall be given as set forth above in connection with a redemption of Bonds at least 30 days prior to the Mandatory Purchase Date; provided that in the event of a Credit Modification Date resulting from a failure by the Company to deliver a Substitute Letter of Credit on the Substitution Date, such mandatory purchase shall occur as soon as practicable after such failure, but in all events no later than two Business Days preceding the termination or expiration of the Letter of Credit then in effect, and notice thereof shall be given as soon as practicable to the holders.

      In the event the Trustee does not receive the Substitute Letter of Credit required for a mandatory purchase under section (c) above by 5:00 p.m., Central Time, on the Business Day preceding the Mandatory Purchase Date designated thereunder, the Bonds shall be purchased on the Mandatory Purchase Date, and the Trustee shall draw on the Letter of Credit to pay the Purchase Price of such Bonds.

      This Bond may be transferred on the books of registration kept by the Trustee by the registered owner or by his duly authorized attorney upon surrender hereof, together with a written instrument of transfer duly executed by the registered owner or his duly authorized attorney.

      Prior to the Conversion Date, the Bonds are issuable as registered Bonds without coupons in denominations of $100,000 or any integral multiple of $5,000 in excess thereof, except as otherwise provided in the Indenture. Subject to the limitations and upon payment of the charges provided in the Indenture, Bonds may be exchanged for a like aggregate principal amount of Bonds of other authorized denominations.

      This Bond is issued with the intent that the laws of the State of North Carolina will govern its construction.

      IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to and in the issuance of the Bonds do exist, have happened and have been performed in due time, form and manner as required by law; that the indebtedness represented by the Bonds, together with all obligations of the Issuer, does not exceed any constitutional or statutory limitation.

      This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee.

      IN WITNESS WHEREOF, The Pender County Industrial Facilities and Pollution Control Financing Authority has caused this Bond to be signed by the manual or facsimile signature of its Chairman or Vice Chairman, its seal to be affixed hereto or a facsimile of its seal to be printed hereon or affixed hereto and attested by its Secretary or Assistant Secretary, and this Bond to be dated June __, 1997.

                               THE PENDER COUNTY INDUSTRIAL FACILITIES AND
                               POLLUTION CONTROL FINANCING AUTHORITY



                               By:____________________________________
(SEAL)                            Chairman

ATTEST:



By:_________________________________
      Secretary

               (Form of Trustee's Certificate of Authentication)


Date of Authentication: __________________________

      This Bond is one of the Bonds described in the within-mentioned Indenture.


                               NORWEST BANK MINNESOTA, NATIONAL
                               ASSOCIATION, as Trustee



                               By:____________________________________
                                        Authorized Officer



                             (Form of Assignment)

ASSIGNMENT

      FOR VALUE RECEIVED, ____________________________________ ("Transferor"),
hereby sells, assigns and transfers unto
________________________________________, the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints
_____________________________ ("Transferee") as attorney to transfer the within Bond on the books kept for registration thereof with full power of substitution in the premises.

      DATE:  ___________, _____

                                        _____________________________
                                                  Transferor


GUARANTEED BY:



_________________________________________________
NOTICE: Signature(s) must be guaranteed by a member firm of the New York Stock
Exchange or a commercial bank or a trust company.

                                   EXHIBIT B

                            Form of Fixed Rate Bond

No. _____                                                      $______________

                           UNITED STATES OF AMERICA
                           STATE OF NORTH CAROLINA
                   THE PENDER COUNTY INDUSTRIAL FACILITIES
                  AND POLLUTION CONTROL FINANCING AUTHORITY
                     INDUSTRIAL DEVELOPMENT REVENUE BONDS
                  (LESLIE-LOCKE, INC. PROJECT), SERIES 1997


Date of Bond:                                     Maturity Date:  June 1, 2010

Interest Rate:  ____% per annum

                                                          CUSIP:  ____________

Registered Owner:

Principal Amount:


KNOWN ALL MEN BY THESE PRESENTS:

      That The Pender County Industrial Facilities and Pollution Control Financing Authority, a political subdivision of the State of North Carolina (the "Issuer"), for value received, promises to pay to the registered owner shown above, or registered assigns, but solely from the source and in the manner hereinafter set forth, on the maturity date shown above, the principal amount shown above and in like manner to pay interest on said amount from the date hereof shown above until payment of such principal amount has been made or duly provided for, at the rate per annum shown above, semiannually on June 1 and December 1 of each year commencing on the June 1 or December 1 next succeeding the date of this Bond (an "Interest Payment Date"), except as the provisions hereinafter set forth with respect to the redemption of which Bond prior to maturity may become applicable hereto. The principal of and premium, if any, on this Bond are payable in lawful money of the United States of America upon the presentation and surrender hereof at the principal corporate trust office of Norwest Bank Minnesota, National Association, or its successor or successors, as Trustee (the "Trustee"), and interest on this Bond is payable in like money to the registered owner hereof by check or draft drawn upon the Trustee and mailed to the person in whose name this Bond is registered at the close of business on the fifteenth day of the calendar month preceding each Interest Payment Date (the "Record Date"), irrespective of any transfer or exchange of this Bond subsequent to such Record Date and prior to such Interest Payment Date.

      This Bond, designated "The Pender County Industrial Facilities and Pollution Control Financing Authority Industrial Development Revenue Bonds (Leslie-Locke, Inc. Project), Series 1997," is one of a series of Bonds in the aggregate principal amount of Seven Million Dollars ($7,000,000) (the "Bonds"), issued for the purpose of financing the cost of construction of an expansion to an existing facility and of acquisition and installation of equipment therein for the manufacture of building products (the "Project") for Leslie-Locke, Inc., a North Carolina corporation (the "Company"), and paying expenses of issuing such bonds. The Bonds are all issued under and are all equally and ratably secured and entitled to the protection given by an Indenture of Trust dated as of June 1, 1997 (the "Indenture"), duly executed and delivered by the Issuer to the Trustee. Reference is hereby made to the Indenture and all indentures supplemental thereto for the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Issuer, the Trustee and the registered owners of the Bonds, and the terms upon which the Bonds are issued and secured. The terms and conditions of the financing of the Project, the use of the proceeds of the Bonds by the Company for such purpose, and the payment of certain amounts thereunder, are contained in a Loan Agreement dated as of June 1, 1997 (the "Loan Agreement"), by and between the Issuer and the Company. Pursuant to the Loan Agreement, the Company has caused Branch Banking and Trust Company (the "Bank") to issue an irrevocable Letter of Credit (the "Letter of Credit"), issued in favor of the Trustee dated _______________, _____, in an amount sufficient to pay the outstanding principal amount of, premium, if any, and unpaid interest on the Bonds, but not to exceed $_________________, which Letter of Credit expires on _______________, _____.
Substitute letters of credit may be delivered in accordance with Section 409 of the Indenture. Reference is hereby made to the Indenture, the Loan Agreement, the Note and the Letter of Credit and to all amendments and supplements thereto for a description of the provisions, among others, with respect to the nature and extent of the security, the default provisions, the rights, duties and obligations of the Issuer and the Trustee or the rights of the holders of the Bonds and the terms upon which the Bonds are issued and secured. All capitalized terms not defined herein shall have the meanings given them in the Indenture.

      The Bonds are issued pursuant to and in full compliance with the laws of the State of North Carolina, particularly the Industrial Facilities and Pollution Control Financing Act, Chapter 159C of the North Carolina General Statutes, as amended (the "Act"), and pursuant to a resolution of the Issuer, which authorized the execution and delivery of the Indenture. This Bond is a limited obligation of the Issuer payable solely from the Revenues, as defined in the Indenture, which Revenues have been pledged and assigned to the Trustee for the benefit of the Bondholders to secure payment of this Bond. THIS BOND AND THE ISSUE OF WHICH IT IS A PART AND THE PREMIUM, IF ANY, AND INTEREST THEREON AND PURCHASE PRICE THEREFOR ARE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM THE REVENUES AND RECEIPTS DERIVED FROM THE LOAN AGREEMENT, INCLUDING PAYMENTS RECEIVED UNDER THE NOTE AND THE LETTER OF CREDIT, WHICH REVENUES AND RECEIPTS HAVE BEEN PLEDGED AND ASSIGNED TO THE TRUSTEE TO SECURE PAYMENT OF THE BONDS. THE BONDS, THE PREMIUM, IF ANY, AND THE INTEREST THEREON SHALL NOT BE DEEMED TO CONSTITUTE A DEBT OR A PLEDGE OF THE FAITH AND CREDIT OF THE STATE OF NORTH CAROLINA OR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER. NEITHER THE STATE OF NORTH CAROLINA NOR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER,

SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENT THERETO EXCEPT FROM THE REVENUES AND RECEIPTS PLEDGED THEREFOR, AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF NORTH CAROLINA OR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER, IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENT THERETO.

The Bonds are not general obligations of the Issuer but are special obligations payable solely from revenues derived from the Loan Agreement.

      The Loan Agreement provides for payments by the Company in amounts sufficient to provide for the payment of the principal of and interest on the Bonds as due and payable. Provision has been made in the Loan Agreement for such payments to be paid directly to the Trustee and deposited in a special account of the Issuer designated "Industrial Development Revenue Bond Fund (Leslie-Locke, Inc. Project)," and such payments have been duly assigned to the Trustee for that purpose.

      The owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in and defend any suit or other proceeding with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of this Bond may be declared and may become due and payable before the stated maturity thereof, together with accrued interest thereon.

      Modifications or alterations of the Indenture, or of any indenture supplemental thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

      The Bonds are subject to redemption prior to maturity as follows:

            (a) The Bonds shall be redeemed in the event the Company shall elect to exercise its option set forth in Section 9.2 of the Loan Agreement to prepay installments payable under the Loan Agreement upon the occurrence of any of the events set forth in such section, in whole but not in part, at any time, at a redemption price equal to the principal amount being redeemed plus accrued interest to the redemption date. Such redemption shall be made only with the prior written consent of the Bank.

            (b) The Bonds shall be redeemed in the event the Company shall become obligated to prepay installments payable under the Loan Agreement upon the occurrence of a "Determination of Taxability," as such term is defined in
Section 9.3 of the Loan Agreement, in whole but not in part, at any time, at a redemption price equal to 103% of the principal amount thereof plus accrued interest to the redemption date. Fewer than all of the Bonds may be redeemed if redemption of fewer than all the Bonds would result in the interest payable on the Bonds remaining outstanding being excluded from gross income for Federal income tax purposes. Such redemption shall occur within thirty days after the occurrence of a determination of taxability.

            (c) The Bonds shall be subject to redemption, at the direction of the Company, with the prior written consent of the Bank, in whole or in part (in denominations of $100,000 or any integral multiple thereof) on any Interest Payment Date occurring after the applicable period of Call Protection set forth below at a price equal to the principal amount thereof plus a redemption premium (expressed as a percentage of principal amount) plus accrued interest thereon to the redemption date as follows:


                              Redemption Prices as a
                              Percentage of Principal          Call Protection (Length of
Length of Period from the     Amount (measured from and        time (measured from the
Interest Payment Date         including the Interest           Interest Payment Date
immediately succeeding the    Payment Date immediately         immediately succeeding
Conversion Date to June       succeeding the Conversion        the Conversion Date) before
1, 2010                       Date)                            Bonds may be called)
-----------------------       -------------------------        ---------------------------
Greater than 10 years         After 5 years (less one day)     5 years (less one day)
                              at 102%, declining 1/2% per 6
                              months

Less than or equal to 10 and  After 3 years (less one day)     3 years (less one day)
greater than 7 years          at 101-1/2%, declining 1/2%
                              per 6 months


Less than or equal to 7 and   After 2 years (less one day) at  2 years (less one day)
greater than 4 years          101%, declining 1/2% per
                              6 months


Less than or equal to 4 and   After 2 years (less one day) at  2 years (less one day)
greater than 3 years          100-1/2%, declining 1/2% per
                              6 months


Less than or equal to 3 and   After 1 year (less one day) at   1 year (less one day)
greater than 2 years          100-1/2%, declining 1/2% per
                              6 months


Less than or equal to 2 and   After 1 year (less one day) at   1 year (less one day)
greater than 1 year           100%

Less than or equal to 1 year  On or after the first Interest   The portion of such period
                              Payment Date during such         prior to the first Interest
                              period at 100%                   Payment Date therein

If Bonds are redeemed in part, a portion of a Bond may be redeemed only if the holder of such Bond will hold, following such partial redemption, Bonds in a denomination of at least $100,000.

            (d) The Bonds are subject to mandatory sinking fund redemption prior to their scheduled maturity on June 1, 1999, and on each succeeding June 1 to and including June 1, 2009, in the principal amount of $600,000. The remaining $400,000 in principal amount of Bonds shall be redeemed on June 1, 2010.

            (e) The Bonds shall be redeemed, in whole or in part, and without premium, at the direction of the Bank following the occurrence of an "Event of Default" under the Letter of Credit and Reimbursement Agreement under which the Letter of Credit was issued at a redemption price equal to the principal amount thereof to be redeemed plus accrued interest to, but not including, the redemption date.

            (f) Bonds purchased on the Mandatory Purchase Date described the provisions hereof relating to mandatory purchase of Bonds shall not be remarketed but rather shall be deemed to have been redeemed and shall be canceled.

            (g) The Bonds are subject to mandatory redemption after the Completion Date with respect to the Project, to the extent of any excess proceeds remaining in the Construction Fund and transferred to the Bond Fund under Section 605 of the Indenture. If Bonds are redeemed in part, a portion of a Bond may be redeemed only if the holder of such Bond will hold, following such partial redemption, Bonds in a denomination of at least $100,000; provided that, if a redemption cannot be effected to result in denominations of $100,000 for all holders, the Trustee shall select Bonds for redemption so that one holder owns Bonds with a principal amount that is less $100,000.

      In the event the Bonds are called for redemption, notice thereof shall be given by the Trustee by first-class mail to the registered owner of each such Bond addressed to such registered owner at his registered address and placed in the mails not less than 30 days prior to the date fixed for redemption; provided, however, that failure to give such notice by mailing, or any defect therein, shall not affect the validity of the proceedings for the redemption of any Bond with respect to which no such failure or defect has occurred. Each notice shall identify the Bonds being called, and the date on which they shall be presented for payment. After the date specified in such call, the Bond or Bonds so called will cease to bear interest provided funds sufficient for their redemption have been deposited with the Trustee, and, except for the purpose of payment, shall no longer be protected by the Indenture and shall not be deemed to be outstanding under the provisions of the Indenture.

      The Bonds are subject to mandatory purchase on the following dates (each of which is designated a Mandatory Purchase Date):

      (a) on any Credit Modification Date, at a purchase price equal to 100% of the principal amount thereof, plus interest accrued to the Mandatory Purchase Date, and shall be paid from the proceeds of a draw under the Letter of Credit in accordance with Section 509 of the Indenture; and

      (b) on the Business Day that is fifteen days prior to the expiration or termination date of the Letter of Credit then in effect (or if such date is not a Business Day, on the next preceding Business Day) in the event the Company has not provided notice that a Substitute Letter of Credit will be provided in accordance with Section 409.

      A Credit Modification Date shall mean a Substitution Date if either of the following occurs:

            (i) if the Bonds are then rated by a Rating Agency, the Company provides notice that a Substitute Letter of Credit will be provided in accordance with Section 409 of the Indenture but fails to deliver to the Trustee the letter from any Rating Agency then rating the Bonds as required by Section 409(c), or (2) the Company delivers such notice and the letter required by Section 4009(c) but prior to the Substitution Date the Rating Agency revokes such letter, or (3) the Company delivers such notice and letter but such Substitute Letter of Credit is not delivered to, and accepted by, the Trustee on or prior to the Substitution Date; or

            (ii) the Bonds are not then rated and (1) the Company provides notice that a Substitute Letter of Credit will be provided in accordance with Section 409 of the Indenture but fails to deliver to the Trustee the evidence required by Section 409(d), or (2) the Company delivers such notice and evidence but such Substitute Letter of Credit is not delivered to, and accepted by, the Trustee on or prior to the Substitution Date.

      Notice of mandatory purchase shall be given as set forth above in connection with a redemption of Bonds at least thirty (30) days prior to the Mandatory Purchase Date; provided that in the event of a Credit Modification Date resulting from a failure by the Company to deliver a Substitute Letter of Credit on the Substitution Date, such mandatory purchase shall occur as soon as practicable after such failure, but in all events no later than two Business Days preceding the termination or expiration of the Letter of Credit then in effect, and notice thereof shall be given as soon as practicable to the holders.

      In the event that the Trustee does not receive the opinion of Bond Counsel and the Substitute Letter of Credit required for a mandatory purchase on a Conversion Date under the Indenture by 5:00 p.m. Central time on the Business Day preceding the Conversion Date, the interest rate on the Bonds shall not be converted, the Bonds shall be purchased on such date and shall thereafter bear interest at the Variable Rate.

      This Bond may be transferred on the books of registration kept by the Trustee by the registered owner or by his duly authorized attorney upon surrender hereof, together with a written instrument of transfer duly executed by the registered owner or his duly authorized attorney.

      The Bonds are issuable as registered Bonds without coupons in denominations of $100,000 and any integral multiple of $5,000 in excess thereof; provided that, if the Bonds are rated A or better by a nationally recognized rating agency, the Bonds may, at the direction of the Company, be issued in the denomination of $5,000, or any integral multiple of $5,000 in excess thereof. Subject to the limitations and upon payment of the charges provided in the Indenture, Bonds may be exchanged for a like aggregate principal amount of Bonds of other authorized denominations.

      This Bond is issued with the intent that the laws of the State of North Carolina will govern its construction.

      IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to and in the issuance of the Bonds do exist, have happened and have been performed in due time, form and manner as required by law; that the indebtedness represented by the Bonds, together with all obligations of the Issuer, does not exceed any constitutional or statutory limitation.

      This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee.

      IN WITNESS WHEREOF, The Pender County Industrial Facilities and Pollution Control Financing Authority has caused this Bond to be signed by the manual or facsimile signature of its Chairman or Vice Chairman, its seal to be affixed hereto or a facsimile of its seal to be printed hereon or affixed hereto and attested by its Secretary or Assistant Secretary and this Bond to be dated ____________ ___, ____.

                   THE PENDER COUNTY INDUSTRIAL FACILITIES AND
                               POLLUTION CONTROL FINANCING AUTHORITY



                               By:______________________________________
(SEAL)                                          Chairman


ATTEST:


_____________________________
Secretary

               (Form of Trustee's Certificate of Authentication)

Date of Authentication:  _______________________

      This Bond is one of the Bonds described in the within-mentioned Indenture.

                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, as Trustee



                               By:______________________________________
                                          Authorized Officer

                                   EXHIBIT C

                                  REQUISITION

Requisition No. ______________________                        __________, 199_

Norwest Bank Minnesota, National
  Association, as Trustee
Sixth and Marquette
Minneapolis, Minnesota 55479-0069
Attention: ___________________________

Sirs:

      On behalf of The Pender County Industrial Facilities and Pollution Control Financing Authority (the Issuer), I hereby requisition pursuant to Section 604 of an Indenture of Trust dated as of June 1, 1997 (the Indenture), between the Issuer and you as Trustee the sum of $_________ to be paid by check or wire transfer at the following address or in accordance with the following wire instructions:

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________



      I hereby certify that (a) such obligation has been incurred by Leslie-Locke, Inc. (the Company) in or about the acquisition, construction and installing of the Project, as defined in the Indenture, (b) each item is a proper charge against the Construction Fund, as defined in the Indenture, (c) such obligation has not been the basis for a prior requisition which has been paid, and (d) attached hereto is the certificate required by Section 604 of the Indenture. Evidence of the obligation referred to hereinabove is attached hereto.



                           _____________________________________________________
                           Authorized Representative of Leslie-Locke, Inc.



Consented to and approved by:

BRANCH BANKING AND TRUST COMPANY


By:_______________________________
   Its:___________________________

                                  CERTIFICATE



      I hereby certify that (a) no written notice of any lien (other than any lien in favor of the Bank), right to lien or attachment upon, or claim affecting the right to receive payment of, any of the moneys payable under the requisition above has been received, (b) such requisition contains no items representing payment on account of any retained percentages entitled to be retained at this date, (c) the payment of such requisitions will not result in less than 97% of the net proceeds of the Bonds, as defined in the Indenture, expended or to be expended under such requisition and all prior requisitions, being considered as having been used for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation within the meaning of Section 144(a) of the Internal Revenue Code of 1986, as amended, (d) the payment of such requisition will not violate the prohibitions or requirements relating to the use of proceeds set forth in Exhibit C and Section 6.5 of the Loan Agreement, as defined in the Indenture, and (e) no Event of Default, as defined in the Indenture, or event which after notice or lapse of time or both would constitute an Event of Default has occurred and not been waived or cured.


                              ______________________________________________
                              Authorized Representative of
                              Leslie-Locke, Inc.



                                     C-2